ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                                 October 7, 2004

                       URGENT - IMMEDIATE ACTION REQUIRED

Dear ASA Shareholder:

        Your Board of Directors ("Board") is requesting your approval of a proposal, at a general meeting of shareholders to be held on November 11, 2004, that would authorize ASA Limited ("ASA") to move its place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into ASA (Bermuda) Limited ("ASAB"), an exempted limited liability company newly formed in Bermuda.

        ASA seeks to effect this change primarily because of certain taxes it recently became subject to, or will be subject to, in South Africa that will adversely affect ASA and its shareholders. As a Bermuda exempted limited liability company, ASAB would not be subject to such taxes. If the proposal is approved and implemented, each ASA shareholder will automatically become a shareholder of ASAB without any action required on the shareholder's part.

        The management, investment policies and service providers of ASAB will be the same as those of ASA. In addition, ASAB, like ASA, is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). ASAB intends to apply to have its shares listed on the New York Stock Exchange.

        Your Board believes that approval of the proposal described in detail in the enclosed proxy statement is in the best interests of ASA and its shareholders. I urge you to consider and vote on this very important matter. Your Board unanimously recommends that you vote FOR the proposal.

        Your participation in the voting process is important no matter how many shares you hold.

        If your shares are registered in your name, please indicate your vote on the enclosed proxy card, and sign, date and return it in the enclosed postage-paid envelope. Please return your proxy card regardless of whether or not you plan to attend the meeting, in order to make sure that your vote is represented. If you do attend the meeting, you may revoke your proxy at the meeting and vote in person. If you hold shares in "street name" through a broker or other nominee, only your broker or nominee can vote your shares, and only upon receipt of your specific instructions.

        If you have any questions about the documents mailed to you or need assistance in voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-347-4750.

                                              Sincerely,


                                              ROBERT J.A. IRWIN
                                              Chairman of the Board

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                       -----------------------------------

                    Notice of General Meeting of Shareholders
                                November 11, 2004

                       -----------------------------------

To the Shareholders:

        A general meeting of shareholders of ASA Limited ("ASA") ("Meeting") will be held on November 11, 2004, at 10 a.m. Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th floor, New York, New York 10020 for the following purposes:

        (1) To adopt the special and ordinary resolutions set forth in Appendix B of the attached Prospectus/Proxy Statement that reflect the approval of (i) an Agreement and Plan of Reorganization attached as Appendix A, under which ASA (Bermuda) Limited ("ASAB") will acquire all of the assets of ASA in exchange solely for shares of ASAB and ASAB's assumption of all of ASA's liabilities ("Reorganization"), (ii) the winding-up of ASA subsequent to the Reorganization, and (iii) other matters that will facilitate the winding-up of ASA.

        (2) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

        If you own shares of ASA at the close of business on November 4, 2004, and such shares are registered in your name, you are entitled to attend, speak and vote at the Meeting and any adjournment thereof or to appoint a proxy to do so. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting and wish to appoint a proxy, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

        If you hold shares in "street name" through a broker or other nominee, and you wish to vote at the Meeting in person, then you must request your nominee to provide you with the necessary authority to vote your shares at the Meeting. If you do not expect to attend the Meeting, but wish to have your shares represented at the Meeting, you must provide your nominee with your voting instructions.

                                      By order of the Board of Directors,


                                      CHESTER A. CROCKER
                                      United States Secretary

October 7, 2004

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

        If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THE PROXY SHALL BE ENTITLED TO VOTE YOUR SHARES AS HE THINKS FIT. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

        If we do not receive your completed proxy card after our original mailing, you may be contacted by ASA or by our proxy solicitor, D.F. King & Co., Inc., ASA or our proxy solicitor will remind you to appoint a proxy.

        If you hold shares in "street name" through a broker or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting.

                ASA LIMITED                       ASA (BERMUDA) LIMITED

                PADDOCK VIEW                            4TH FLOOR
             36 WIERDA ROAD WEST                    11 SUMMER STREET
         SANDTON 2196, SOUTH AFRICA                 BUFFALO, NY 14209

                       -----------------------------------

                           PROSPECTUS/PROXY STATEMENT
                                 October 7, 2004

                       -----------------------------------

        This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of ASA Limited ("ASA") in connection with the solicitation of proxies from ASA shareholders by the Board of Directors of ASA ("Board") for use at a general meeting of shareholders ("Meeting"), to be held on November 11, 2004, commencing at 10 a.m. Eastern Time, and at any adjournment of the Meeting.

        As more fully described in this Proxy Statement, the purpose of the Meeting is to adopt special and ordinary resolutions, set forth in Appendix B, approving a proposed reorganization and the winding-up of ASA. In the reorganization, ASA (Bermuda) Limited ("ASAB") would acquire all of the assets of ASA in exchange solely for shares of ASAB and the assumption by ASAB of all of the liabilities of ASA. Those shares of ASAB would then be distributed to ASA shareholders on a one-for-one basis. (All these transactions are collectively referred to as the "Reorganization.") As soon as practicable following the distribution of shares, ASA would be wound-up and dissolved.

        This Proxy Statement sets forth concisely the information about the proposed Reorganization, ASAB and the winding-up of ASA that a shareholder should know before voting. Additional information is contained in the following:

    . A Statement of Additional Information, dated October 7, 2004, relating to the Reorganization ("Reorganization SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Reorganization SAI is legally a part of this Proxy Statement).

    . ASA's Annual Report to Shareholders for the fiscal year ended November 30, 2003 ("Annual Report") and Semi-Annual Report to Shareholders for the semi-annual period ended May 31, 2004 ("Semi-Annual Report"), which have been filed with the SEC and are incorporated herein by this reference.

        Copies of the above documents may be obtained without charge, and further inquiries may be made, by writing to LGN Associates, P.O. Box 269, Florham Park, New Jersey 07932, or by calling toll free 1-800-432-3378. In addition, the SEC maintains a Website (http://www.sec.gov) that contains the Reorganization SAI, Annual Report and Semi-Annual Report together with other information regarding ASA and ASAB. The telephone number of ASAB's principal executive offices is 1-716-883-2428.

        Investors are advised to read and retain this Proxy Statement for future reference. ASAB, an exempted limited liability company newly formed in Bermuda, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The primary investment policy of each of ASA and ASAB is to invest in equity securities of companies engaged in gold mining and related activities in South Africa.

        This Proxy Statement will first be mailed to shareholders on or about October 8, 2004.

        THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SYNOPSIS ...................................................................1
  The Proposed Reorganization ..............................................1
  Comparative Fee Table ....................................................2
  Example of Effect on Fund Expenses .......................................2
  Comparison of Investment Policies ........................................2
  Performance of the Funds..................................................2
  Form of Organization......................................................2
  Investment Adviser and Investment Advisory Fees ..........................3
  Operation of ASAB Following the Reorganization ...........................3
  Purchases ................................................................3
  Dividends ................................................................3
  Tax Consequences of the Reorganization ...................................3
PRINCIPAL RISK FACTORS .....................................................4
THE PROPOSED TRANSACTION ...................................................8
  The Reorganization .......................................................8
  Reasons for the Reorganization ...........................................8
  Description of Securities to be Issued ...................................8
  Federal Income Tax Considerations ........................................9
  South African Tax Consequences ...........................................9
  Shareholder Rights .......................................................9
  Capitalization ..........................................................12
INFORMATION ABOUT THE FUNDS ...............................................13
  Financial Highlights ....................................................13
  General Description .....................................................15
  Investment Policies .....................................................15
  Share Price Data (unaudited) ............................................17
MANAGEMENT ................................................................17
  Board of Directors ......................................................17
  Portfolio Management ....................................................18
  Administration ..........................................................18
  Custodians ..............................................................18
  Transfer Agent ..........................................................19
AUTHORIZED CAPITAL ........................................................19
  Capital Stock ...........................................................19
  Dividend Reinvestment Plan ..............................................19
TAXES .....................................................................20
  U.S. Federal Income Tax Considerations ..................................20
  Bermuda Tax Considerations ..............................................22
DEFAULTS AND ARREARS ON SENIOR SECURITIES .................................22
LEGAL PROCEEDINGS .........................................................22
REPORTS AND OTHER INFORMATION .............................................22
LEGAL MATTERS .............................................................23
EXPERTS ...................................................................23
VOTING INFORMATION ........................................................23
OTHER BUSINESS ............................................................24
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION .........................A-1
APPENDIX B: PROPOSED RESOLUTIONS .........................................B-1

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                       -----------------------------------

                           PROSPECTUS/PROXY STATEMENT
                         General Meeting of Shareholders
                                November 11, 2004

                       -----------------------------------

        PROPOSAL:

               To adopt the special and ordinary resolutions set forth in Appendix B of this Proxy Statement that reflect the approval of
               (i) an Agreement and Plan of Reorganization ("Plan") under which ASAB will acquire all of the assets of ASA, in exchange solely for shares of ASAB and ASAB's assumption of all of ASA's liabilities, (ii) the winding-up of ASA subsequent to the Reorganization, and (iii) other matters that will facilitate the winding-up of ASA.

                                    SYNOPSIS

        The following is a summary of certain information contained elsewhere in this Proxy Statement, the Reorganization SAI (which is incorporated herein by reference), the Annual Report and Semi-Annual Report (which are incorporated herein by reference), and the Plan, the form of which is attached as Appendix A to this Proxy Statement. As discussed more fully below, the Board believes that the Reorganization will benefit ASA's shareholders. ASA and ASAB (each sometimes referred to below as a "Fund") have the same directors and substantially the same officers and have investment policies that are the same.

THE PROPOSED REORGANIZATION

        The Board considered and approved the Plan at a meeting held on September 29, 2004. As provided in the Plan, the Reorganization will be effected by ASAB's acquisition of all of the assets of ASA in exchange solely for ordinary shares of ASAB and the assumption by ASAB of all of the liabilities of ASA. ASA will then distribute those ASAB shares to its shareholders on a one-for-one basis. ASA will be wound-up and dissolved as soon as practicable thereafter.

        If shareholder approval is obtained, the Reorganization will occur as of the close of business on November 26, 2004, or such other date as the Funds may agree when the Reorganization is approved and all contingencies have been met ("Closing Date"). Due to adverse tax consequences, if approval is not obtained and the Reorganization cannot occur on or before November 30, 2004, the Reorganization will not occur and ASA will continue its current operations.

        Reorganization expenses will be paid by ASA until the Closing Date. Following the Closing Date, any Reorganization expenses that remain unpaid and all expenses incurred in the winding-up and dissolution of ASA will be borne by ASAB.

        For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including the directors who are not "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"), has determined that the Reorganization is in the best interests of ASA and its shareholders, that the terms of the Reorganization are fair and reasonable, and that the interest of ASA's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that ASA shareholders approve the Reorganization.

COMPARATIVE FEE TABLE

        Like all closed-end funds, ASA incurs, and ASAB will incur, certain expenses in its operations and, as a shareholder, you pay these expenses indirectly. The table below compares annual operating expenses (as a percentage of average net assets) for ASA for the fiscal year ended November 30, 2003, and pro forma expenses for ASAB, based on ASA's annual operating expenses assuming the Reorganization is approved and effected.

                                                       ASAB
                                       ASA          (PRO FORMA)
                                       ---          -----------
Management Fees/1/                      0%               0%
Other Expenses/2/,/3/                 .84%             .73%
Total Operating Expenses              .84%             .73%

EXAMPLE OF EFFECT ON FUND EXPENSES

        This Example is intended to help you compare the cost of investing in shares of ASA with the cost of investing in ASAB, assuming the Reorganization has been approved and effected.

        The Example assumes that you invest $1,000 in ASA or ASAB for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 YEAR         3 YEARS       5 YEARS       10 YEARS
                        ------         -------       -------       --------
ASA                       $9             $27           $47           $104
ASAB (Pro Forma)          $7             $23           $41           $ 95

COMPARISON OF INVESTMENT POLICIES

        The investment policies of ASA and ASAB are the same and require each of them to invest over 50% of the value of their total assets in equity securities of companies conducting, as the major portion of their business, gold mining and related activities in South Africa. The balance of their assets, other than small amounts held in cash, may be (1) invested in equity securities of companies engaged in other types of businesses in South Africa, (2) held in the form of gold bullion or certificates of deposit for gold bullion (up to 25% of the value of total assets), and/or (3) invested in equity securities of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (up to 20% of total assets).

PERFORMANCE OF THE FUNDS

        The annual total return for ASA for the fiscal year ended November 30, 2003, is set forth in the Annual Report, and the total return for ASA as of the semi-annual period ended May 31, 2004, is set forth in the Semi-Annual Report. Past performance does not indicate how a fund will perform in the future. As a newly formed company, ASAB has no operating history.

FORM OF ORGANIZATION

        ASA was organized as a public limited liability company in South Africa in June 1958. ASAB was organized as an exempted limited liability company in Bermuda in April 2003. Pending the Reorganization, ASAB currently has only a nominee shareholder (necessary for its formation under Bermuda law) and nominal assets.

----------
/1/  Neither ASA nor ASAB has an outside investment adviser.
/2/ The figure provided under "Other Expenses" is based upon estimated amounts for ASAB's initial fiscal year and includes expenses such as directors' fees, administrative fees, legal fees, auditing fees and insurance expenses.
/3/ "Other Expenses" for ASA includes all of the costs of the Reorganization incurred during the relevant period. The pro forma "Other Expenses" for ASAB do not reflect reorganization expenses, as they are not expected to be incurred prospectively.

INVESTMENT ADVISER AND INVESTMENT ADVISORY FEES

        ASA is, and ASAB will be, internally managed. Accordingly, neither ASA nor ASAB has, or will have, an outside investment adviser to which it pays, or will pay, fees for portfolio management. Robert J. A. Irwin, Chairman, Chief Executive Officer, Treasurer and a director of ASA, is primarily responsible for the day-to-day management of ASA's portfolio. Upon the acquisition by ASAB of the assets of ASA pursuant to the Reorganization, Mr. Irwin will be responsible for the management of ASAB's portfolio.

OPERATION OF ASAB FOLLOWING THE REORGANIZATION

        As indicated above, the investment policies of ASA and ASAB are the same. Accordingly, the assets held by ASA will be consistent with the investment policies of ASAB and thus can be transferred to and held by ASAB if the Reorganization is approved.

PURCHASES

        ASA has not made a public offering of its shares since its initial public offering in 1958, which was limited to the United States, and has no current intention of making another public offering. Shares of ASA currently trade on the New York Stock Exchange ("NYSE") but will be delisted following the Closing Date.

        ASAB will apply to have its shares listed on the NYSE. ASAB will seek to have its shares listed so that they will commence trading as of the first business day following the Closing Date.

DIVIDENDS

        ASA earns investment income in the form of interest and dividends on investments. ASA's practice is to make distributions from its investment income, less expenses, to shareholders. Dividends from net investment income are declared and paid quarterly at the discretion of the Board. Shareholders may participate in a dividend reinvestment plan administered by ASA's transfer agent. Under this plan, shareholders may invest cash dividends and voluntary cash payments in additional ASA ordinary shares ("common shares").

        ASA also realizes capital gains and losses when it sells securities for more or less than it paid. If, for any taxable year, total gains on these sales exceed total losses (including losses carried forward from previous taxable years), ASA has net capital gain income for the year. Dividends from net realized capital gains, if any, may be distributed to shareholders. Dividends are paid to holders of shares on the record date of the dividend regardless of how long the shareholder has held his or her shares.

        The sources of ASAB's dividends will be the same as those of ASA, and its dividend policies will be identical to those of ASA, including the availability of a dividend reinvestment plan administered by ASAB's transfer agent.

TAX CONSEQUENCES OF THE REORGANIZATION

        Each Fund will receive an opinion of KPMG Services (Proprietary) Limited, South Africa, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that, except for any uncertificated securities tax or a similar transfer duty that may be payable by ASAB on the transfer of ASA's South African portfolio holdings ("Transfer Duty"), neither Fund nor any shareholder or person who beneficially owns ASA shares held in a shareholder's name will earn, receive, realize, or recognize any profit, income, or gain or any other item that will be subject to any South African tax or other governmental levy as a result of or in connection with the Reorganization, any transaction included therein, or ASA's winding-up and dissolution.

                             PRINCIPAL RISK FACTORS

        Because the Funds have investment policies that are the same, an investment in ASAB will be subject to the same specific risks as an investment in ASA, in addition to the general risks arising from investing in any closed-end investment company. There is no guarantee that ASAB will achieve its investment objective or that it will not lose principal value.

        The principal specific risks associated with investing in the Funds include:

        Industry Concentration

        Because of its concentration in the securities of companies involved in gold mining and related activities, a Fund's portfolio may experience greater volatility than that of a broader-based investment company. The profitability of companies involved in gold mining and related activities is significantly affected by changes in the market price of gold (for further details, see "Fluctuations in the Price of Gold" below). Gold mining companies also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of gold mining is subject to numerous risks that could adversely impact a gold mining company. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

        Diversification

        The Funds are classified as diversified investment companies. However, due to consolidation in the gold mining industry, the Funds may be invested in a limited number of securities and hold large positions in certain securities. As a result, a change in value in one or more of these securities could significantly affect the Funds' net asset values.

        Fluctuations in the Price of Gold

        The price of gold has been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries, world inflation rates or expectations regarding inflation rates, interest rates, and currency exchange rates. The price of gold also is influenced by the actual or expected purchases and sales of gold reserves by central banks or other large gold bullion holders or dealers, the demand for gold for industrial uses and for use in jewelry, gold sales by gold producers in forward transactions, and the cost of gold production in major gold-producing nations such as South Africa. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of ASA's and ASAB's investments in such securities may also be affected.

        Investments in Gold Bullion

        Each Fund may hold up to 25% of the value of its total assets in the form of gold bullion or certificates of deposit therefor. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or divided income, gold bullion earns no income return. Appreciation in the market price of gold is the sole manner in which a Fund will be able to realize gains on its investment in gold bullion. Furthermore, the Funds may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those attendant to the purchase, holding, and disposition of more traditional types of investments.

        Currency Fluctuation

        The U.S. dollar value of the Funds' non-U.S. investments may be significantly affected by changes in the exchange rates between the dollar and the currencies, particularly the South African rand, in which those investments are traded. Under normal circumstances, over 50% of the value of the Funds' total assets will be invested in common shares or securities convertible into common shares of companies conducting, as a major portion of their business, gold mining and related activities in South Africa. Generally, these investments, and dividends paid in respect of these investments, will be denominated in South African rand. Consequently, a change in the value of the rand against the U.S. dollar may result in a significant change in the U.S. dollar value of the Funds' assets and dividend income denominated in that currency.

        Furthermore, mineral commodities such as gold are sold throughout the world, principally in U.S. dollars, but the South African mining companies in which the Funds may be invested incur their operating costs principally in South African rand. Therefore, any appreciation in the value of the South African rand relative to the U.S. dollar will adversely affect the profits of these South African mining companies and also, indirectly, the value of ASA and ASAB's investments in them. The rand has experienced significant appreciation against the U.S. dollar since reaching an all-time low against that currency late in 2001.

        Risks Relating to South Africa

        Under normal circumstances, over 50% of ASA's and ASAB's total assets will be invested in common shares or securities convertible into common shares of companies conducting, as a major portion of their business, gold mining and related activities in the Republic of South Africa. As a result, the Funds are subject to risks relating to South Africa.

        While highly developed, sophisticated business sectors and infrastructure form the core of South Africa's economy, large parts of the population do not have access to adequate education, health care, housing, and other services, including water and electricity. South Africa also has high levels of crime, poverty, and unemployment in comparison with developed countries. These problems have been among the factors that have hampered investment into South Africa, prompted emigration of skilled workers, and affected South Africa's economic growth rate negatively.

        The South African government has committed itself to creating a stable, democratic free market economy. However, it is difficult to predict the future political, social, and economic direction of South Africa or how the government will try to address South Africa's challenges. It is also difficult to predict the effect of these challenges on the Funds' investments.

        Further, there has been political and economic instability in neighboring countries north of South Africa. Any resulting political or economic instability in South Africa could have a negative impact on the Funds' South African investments.

        South Africa's exchange control regulations restrict transactions between residents of the Common Monetary Area (which consists of South Africa, the Republic of Namibia and the Kingdoms of Lesotho and Swaziland) and non-residents of the Common Monetary Area. These restrictions generally do not permit the export of capital from South Africa by South African companies, and hinder the ability of South African companies, including companies in which the Funds invest, to make foreign investments and procure foreign denominated financing. While exchange controls have been relaxed in recent years, it is difficult to predict whether or how the South African Government will further relax the remaining exchange control regulations in the future.

        A substantial portion of the South African gold mining industry is unionized, and companies within the industry are at risk of having their production halted for indefinite periods due to strikes and other labor disputes. In addition, since 1995 various labor laws have been enacted in South Africa that enhance the rights of employees and have imposed additional costs on the gold mining industry.

        Significant labor disputes and work stoppages in the gold mining industry may adversely affect the price of gold, the rand/dollar exchange rate, and the operations and financial condition of companies within the gold mining industry. In addition, the cost of compliance with labor laws may reduce the net profit of such companies. Accordingly, the Funds' investment in such companies may be affected.

        The incidence of HIV/AIDS in South Africa could pose a risk to companies in which the Funds invest. The exact impact of HIV/AIDS on the cost of conducting business in South Africa and the potential growth of the South African economy is unclear at this time. However, the incidence of HIV/AIDS infections and HIV/AIDS related diseases is expected to reduce productivity and increase employee related costs in South Africa, which may adversely impact on the operations of companies in which the Funds invest.

        Foreign Regulatory Environment

        Companies in South Africa are subject to accounting, auditing, and financial standards and requirements that closely follow those prescribed by United Kingdom authorities. Although these standards are rigorous, they differ from those applicable to U.S. companies, and therefore the assets, liabilities, and profits of South African companies, as reported in their financial statements, may not be the same as would be reflected if the statements had been prepared in accordance with U.S. generally accepted accounting principles.

        It may be said that in South Africa there is less government supervision and regulation of South African securities exchanges, underwriters, brokers, dealers, and listed companies than exist in the United States. The JSE Securities Exchange South Africa, on which most of the securities in ASA's and ASAB's portfolios are and will be, respectively, listed, is governed by a statute that regulates the operation not only of the exchange but also of its members and individual stockbrokers. The regulatory powers contained in this statute are enforceable in the South African courts.

        There is less publicly available information about South African registered companies than about U.S. companies. As a result, the successful management of the Funds' portfolios may be more dependent upon the skills and expertise of its portfolio manager than is the case for investment companies that invest primarily in U.S. companies, because the comparative lack of information requires greater diligence by the portfolio manager in original research and careful evaluation of available information.

        The mining legislation to which South African mining companies are subject has been replaced by the South African Mineral and Petroleum Resources Development Act No. 28 of 2002 ("MDA"), which came into effect on May 1, 2004. The broad objectives of the MDA and the Mining Charter issued pursuant to the MDA are to facilitate participation of historically disadvantaged South Africans in the mining industry and to ensure that unexploited minerals are profitably mined. To give effect to these objectives, the right to prospect and mine for minerals, which was previously based on a system of private ownership, will now vest in the South African government, which will grant prospecting and mining rights to applicants who are able to comply with various stipulated criteria, which include criteria relating to black economic empowerment and social and economic improvement. The principles contained in the Mining Charter relate to the transfer of 26% of South Africa's mining assets to historically disadvantaged South Africans over a ten-year period.

        The transitional provisions of the MDA facilitate the conversion of current prospecting and mining rights to the new form of rights contemplated by the MDA. Conversion applicants will also have to demonstrate how they intend complying with the MDA's empowerment criteria within a maximum period of five years from May 1, 2004. If the South African companies in which ASA has invested, and ASAB will invest, fail to comply with the conversion criteria stipulated in the MDA, then these companies will forfeit their right to mine in South Africa.

        The MDA also makes provision for prospecting fees and mining royalties that will become payable to the South African government in return for the new form of prospecting or mining right. The details of these royalty payments will be set out in further legislation to be known as the Mineral and Petroleum Royalty Act. A draft bill of this legislation was earlier released for public comment and is in the process of being redrafted by the South African National Treasury Department. The exact effect of this legislation is unknown at this time.

        The compliance costs incurred in acquiring or converting prospecting and mining rights in South Africa and the additional costs that may be incurred in paying the proposed mining royalties could adversely affect the profitability of the Funds' South African investments.

        South African Companies in which the Funds invest are subject to extensive environmental regulation and may incur significant costs in complying with current and new legislation, which could affect their profitability and financial condition.

        Enforcement of Liabilities

        Due to differences in legal systems and difficulties in obtaining jurisdiction over non-U.S. residents, an investor may have more difficulty enforcing the civil liabilities provisions of the U.S. securities laws against non-U.S. companies and their non-U.S. resident directors. However, these risks of enforcement difficulties are significantly reduced in relation to the Funds, which are foreign investment companies permitted to register under the 1940 Act pursuant to SEC orders. As a condition to obtaining its respective order, each Fund undertook certain measures to make it legally and practically feasible for its shareholders to enforce liabilities against it and its non-U.S. directors and officers. See "Management - Board of Directors" and "Management - Custodians."

        Closed-End Funds

        The Funds are closed-end investment companies registered under the 1940 Act the shares of which are or will be listed on the NYSE. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that a Fund's net asset value will decrease.

                            THE PROPOSED TRANSACTION

THE REORGANIZATION

        ASA proposes to move from South Africa to Bermuda by reorganizing itself into ASAB, an exempted limited liability company newly formed in Bermuda. If the Reorganization is approved by shareholders, ASA will, pursuant to the Plan, transfer all of its assets to ASAB in exchange solely for shares of ASAB equal to the number of ASA shares outstanding on the Closing Date and the assumption by ASAB of all of ASA's liabilities. Immediately thereafter, ASA will distribute to each of its shareholders one ASAB share for each ASA share the shareholder holds on the Closing Date. As soon as is practicable after this distribution, ASA will be wound-up and dissolved. Upon completion of the Reorganization, each ASA shareholder will own ASAB shares equal in number and aggregate net asset value to his or her ASA shares.

        All expenses of the Reorganization will be assumed by ASAB, including the expenses associated with the termination of ASA, which might not be completed until several months after the Reorganization.

REASONS FOR THE REORGANIZATION

        ASA seeks to change its country of incorporation from South Africa to Bermuda because of certain taxes ASA recently became subject to, or will soon be subject to, in South Africa. Currently, ASA is subject to South African tax on its income from interest and foreign dividends. Interest received on funds held on deposit in South Africa is taxed at a rate of 30%. Beginning with the fiscal year ended November 30, 2002, interest received on funds invested outside of South Africa also became subject to a 30% tax. In addition, certain dividends received from investments outside of South Africa are subject to tax at the rate of 30%.

        In addition to the foregoing taxes, effective December 1, 2004, ASA will become subject to certain other taxes in South Africa. Since 1958, ASA has operated under an exemption from certain taxes pursuant to Section 10(1)(s) of the South African Income Tax Act, No. 58 of 1962 ("Income Tax Act"). Due to changes in South Africa's tax law, including the repeal of Section 10(1)(s), that exemption will end on November 30, 2004. The additional taxes to which ASA will become subject as a result of the repeal of Section 10(1)(s), and their impact on ASA and its shareholders, will be substantial but cannot at this time be determined with absolute accuracy. The potential tax liability will only arise at such time as ASA consummates a transaction that falls within the Capital Gains Tax ("CGT") and the Secondary Tax on Companies ("STC") provisions of the Income Tax Act.

        Because of these tax issues, the Board considered the feasibility of moving ASA from South Africa to another country. Although initial consideration was given to relocation in the United States, the Board concluded that such a relocation would entail significant adverse tax consequences. The Board also considered relocation to Canada, but it became apparent that such a move would not be feasible due to a variety of structural and operational issues. Accordingly, the Board determined that a move to Bermuda presented the most satisfactory alternative, due to the absence of the types of taxes to which ASA would be subject in South Africa, the nonrecognition of gain to shareholders, and the sophistication of the Bermudian legal system. A Bermuda company pays no corporate taxes other than annual government dues, which are assessed on the basis of a company's capitalization. In addition, Bermuda is "fiscally neutral" to investment companies in the sense of having no tax applicable to the establishment and operation of investment companies.

DESCRIPTION OF SECURITIES TO BE ISSUED

        ASAB is registered with the SEC as a diversified closed-end management investment company. Its authorized capital consists solely of common shares. One ASAB common share will be distributed to ASA shareholders for each ASA share held as of the Closing Date. Each ASAB share will have an equal right to participate in any dividend declared and, in the event of dissolution, in the assets of ASAB after payment of its debts. All ASAB shares will be fully paid and non-assessable and will have no preemptive rights or conversion privileges.

FEDERAL INCOME TAX CONSIDERATIONS

        If ASA reincorporates in Bermuda, its shareholders should not suffer any adverse federal tax consequences as a result thereof or on the exchange of their ASA shares for ASAB shares, as discussed below.

        A corporation's "mere change in identity, form, or place of organization" (a so-called "shell" or "F" reorganization) generally results in nonrecognition of gain or loss for both the corporation and its shareholders. Although section 367(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), makes this nonrecognition rule inapplicable to a reorganization involving a foreign corporation under certain circumstances, that section generally does not apply to the transfer of stock of a foreign corporation that is party to a reorganization (as ASA would be). Moreover, the income tax regulations ("Regulations") under that section generally provide that if a U.S. person exchanges stock of a foreign corporation in an F reorganization, the exchange is not subject to section 367(a). In that case, therefore, the nonrecognition rule normally applicable to an F reorganization would apply.

        ASA is a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. (See "Taxes - U.S. Federal Income Tax Considerations" below for a discussion of the consequences of that characterization.) Section 367 and the Regulations thereunder, however, do not expressly address the PFIC rules. Under those rules, gain on a direct or indirect disposition of PFIC stock that otherwise would not be fully recognized (such as in an F reorganization) nevertheless must be recognized, to the extent provided in Regulations. However, not only do neither final nor proposed Regulations provide for such recognition, but proposed Regulations carve out two specific exceptions to this override of nonrecognition provisions, one of which applies specifically to F reorganizations. Accordingly, ASA and ASAB believe that ASA and its shareholders should not be denied nonrecognition of gain treatment on the reincorporation in Bermuda, and ASA will receive an opinion from U.S. counsel substantially to that effect.

SOUTH AFRICAN TAX CONSEQUENCES

        As discussed above, if ASA reorganizes on or before November 30, 2004, it should not be subject to the CGT or STC in respect of the Reorganization. However, ASAB may be subject to Transfer Duty in South Africa. If payable, that duty would be assessed at the rate of 0.25% of the value of ASA's South African portfolio holdings, which had a value of $299,502,438 as of August 31, 2004. If the Reorganization had occurred on that date and the transfer of ASA's assets was subject to Transfer Duty, the liability therefor would have been approximately $748,756.

SHAREHOLDER RIGHTS

        The following is a summary of the major differences between the governing documents and laws applicable to ASA and ASAB.

        Description of Shares

        ASA's authorized share capital is 6 million rand, divided into 24 million ordinary shares with a par value of 0.25 rand each. ASA's issued share capital is 2.4 million rand, divided into 9,600,000 ordinary shares. Its share premium is 19,636,586 rand. All of ASA's issued shares rank equally with each other and are fully paid. ASA may not, except by a special resolution of its shareholders, increase its capital by the creation of new shares, authorize or issue any securities senior in preference to its ordinary shares, or reduce its capital. Any new shares created by special resolution must be issued on such terms and conditions as the special resolution directs or, if the special resolution so directs, as the directors may determine.

        ASAB's current authorized share capital is $30,000,000, divided into 30,000,000 ordinary shares with a par value of $1.00 each. The approval of ASAB's shareholders is required for any increase in its authorized share capital. Shares of ASAB may be issued with preferred, deferred, qualified, or other special rights or restrictions in regard to dividend, voting, return of capital, or otherwise, as ASAB's shareholders or Board of Directors ("ASAB Board") may determine.

        Shareholder Meetings

        ASA is required to hold an annual general meeting at least once each calendar year, not more than thirteen months after the last annual general meeting and not more than nine months after the end of its fiscal year.

The Chairman of the Board, the Treasurer, or the directors may convene a shareholder meeting whenever he or they think fit and must do so at the request of at least 100 shareholders or the holders of at least 5% of the issued shares of ASA. Each shareholder present at a meeting in person or by proxy is entitled to one vote for each share held. All matters other than those requiring a specified majority may be decided by a simple majority of votes of shareholders present in person or by proxy. All meetings are held in the United States.

        The ASAB Board is required to hold an annual general meeting and may convene special general meetings when and as required. Unless otherwise required by the 1940 Act, the Bermuda Companies Act of 1981 ("Bermuda Companies Act"), or ASAB's Bye-Laws, decisions to be made by ASAB's shareholders will be made by a simple majority of shareholders present and voting at a meeting. Other than the removal of directors or auditors, any action that may be taken at a shareholder meeting may be done by written resolution signed by all shareholders or their proxies. All shareholder meetings will be held in the United States.

        Quorums

        ASA's Articles of Association provide that a quorum at general meetings of shareholders is three shareholders entitled to vote, personally present or, in the case of a corporation, represented. If a quorum is not present, the meeting will be adjourned to the same day in the next week at the same time and place or to any other day, time, and place as the directors by notice designate. However, if the meeting has been called at the request of shareholders, the meeting shall be dissolved if a quorum is not present within half an hour of the designated time.

        At least one shareholder present in person or by proxy and entitled to vote shall constitute a quorum for any general meeting of ASAB's shareholders. If a quorum is not present, the meeting will be adjourned to such other day, time, and place as the chairman of the meeting may determine.

        Notice of Meetings

        For ASA, notice of at least 21 "clear days" (i.e., days that do not include the day on which notice is given and the day on which the meeting is held) is required for annual general meetings and for meetings at which a special resolution is to be proposed. At least fourteen clear days' notice is required for all other general meetings. Shorter notice may be given if agreed by a majority in number of shareholders entitled to attend and vote at the meeting who hold 95% of the total voting rights, and notice need not be given if agreed to in writing by all shareholders.

        For ASAB, written notice of not less than five clear days is required for annual general meetings and special meetings. Shorter notice may be provided in the case of an annual general meeting if all shareholders entitled to attend and vote agree, or, in the case of any other meeting, if a majority of all shareholders entitled to attend and vote at the meeting and holding in the aggregate not less than 95% in nominal value of shares entitled to vote agree.

        Number of Directors

        ASA must have not less than five and not more than fifteen directors, unless otherwise determined by a special resolution of shareholders. The total number of directors to hold office at any time is fixed from time to time by the Board. At least a majority of the directors of ASA must at all times be citizens and residents of the United States.

        ASAB must have not less than two and not more than fifteen directors (or such greater number as the shareholders may determine by resolution). At least a majority of the directors of ASAB must at all times be citizens and residents of the United States.

        Removal of Directors

        ASA shareholders may, by ordinary resolution at a meeting called for the purpose, remove a director before the expiration of his period of office. Special notice must be given of any proposed resolution to remove a director, and the director is entitled to make written representations with respect to his removal, which must be sent to shareholders prior to the shareholder meeting, and to be heard at the meeting.

        ASAB shareholders may, in a meeting called for the purpose, remove a director, provided notice of any such meeting is served upon the director concerned not less than fourteen days before the meeting. The director is entitled to be heard at the meeting.

        Shareholders' Liability

        Under the South African Companies Act No. 61 of 1973 ("SA Companies Act"), ASA is a distinct legal entity, with an existence separate from that of its shareholders. Accordingly, the liabilities of ASA are those of the company and not those of its shareholders.

        Shareholders who are not also directors, officers, agents, or employees of ASAB are not liable for its liabilities.

        Director Indemnification

        ASA's Articles of Association provide for the indemnification of each director by ASA for all liability incurred as a director in defending any civil or criminal proceedings in which he is acquitted, subject to the requirements of the 1940 Act or the SA Companies Act. ASA's articles also require it to indemnify each director against any costs, expenses, and liabilities that may be imposed on or reasonably incurred by him as a result of his being (or having been) a director of ASA. However, this indemnification does not protect a director against any liability to ASA or its shareholders arising from a violation of the U.S. securities laws, including the 1940 Act and the rules and regulations thereunder, from any liability relating to agreements or undertakings entered into or at the direction of the SEC, or from the director's willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties as a director. In addition, the SA Companies Act provides that any provision in a company's articles of association that exempts a director from or indemnifies him against any liability for any negligence, default, breach of duty, or breach of trust of which he may be guilty shall be void, but this provision does not apply to insurance obtained by a company with respect to such actions.

        The Bermuda Companies Act allows a company, through its bye-laws or a contractual or other arrangement with a director, to exempt the director from, or indemnify him against, any loss arising, or liability attaching to him, by any rule of law with respect to any negligence, default, breach of duty, or breach of trust of which the director may be guilty in relation to the company. However, no contract or arrangement may indemnify a director if such liability would attach as a result of any fraud or dishonesty on the part of the director. The Bermuda Companies Act also allows a company to indemnify a director against any liability incurred in defending any proceeding in which judgment is given in his favor or in which he is acquitted or granted relief by the court or with respect to any loss attaching to him as a result of any negligence, default, breach of duty, or breach of trust.

        The Bye-Laws of ASAB provide for the indemnification of its directors for liabilities (including legal fees) arising from their activities in the conduct of ASAB's business. However, this indemnification does not extend to violations of the U.S. securities laws or to matters arising from the director's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of his office, nor does it extend to matters that are contrary to the provisions of the Bermuda Companies Act or matters in which the indemnified person is not successful on the merits.

        Personal Liability of Directors and Officers

        Under the SA Companies Act, a court may declare that a director or officer who was knowingly a party to the carrying on of the business of ASA recklessly or with an intent to defraud creditors of ASA or of any other person or for any fraudulent purpose, shall be personally responsible, without any limitation of liability, for some or all of ASA's debts or other liabilities. If directors fail to appoint an auditor within the required time periods, they may be jointly and severally liable for all debts incurred by ASA in the absence of an auditor. In addition, if any director or officer signs or authorizes on behalf of ASA any check that does not mention ASA's name, the director or officer will be liable to the holder of the instrument unless it is paid by ASA.

        ASA may proceed against its directors personally for acting beyond their authority and in breach of their fiduciary duties. In exceptional circumstances, ASA's shareholders may enforce these duties on behalf of ASA by means of a derivative action. ASA's Articles of Association provide that, subject to the requirements of the SA Companies Act or Section 17(h) of the 1940 Act, no director shall be liable for the acts or defaults of any other director or officer of ASA, for any loss resulting from any shortfall of any investment security, for any loss arising from the bankruptcy or wrongdoings of those with whom any money or securities have been deposited, for any loss caused by any error of judgment or oversight on his part, or for any other loss occurring through the performance of his duties, unless the loss resulted from his own negligence or dishonesty.

        If a claim against an officer or director of ASAB falls outside the indemnification discussed above, the Bermuda Companies Act permits ASAB to indemnify the officer or director only if he is acquitted. Accordingly, a director who is found guilty of any violation of the U.S. securities laws or ASAB's SEC order, fraud, or dishonesty may be personally liable to ASAB or its shareholders.

        Winding-Up

        ASA may be wound-up voluntarily or by order of court. A voluntary winding-up would be initiated by the adoption of a special resolution by ASA's shareholders. In winding-up ASA, its assets would be applied to payment of the expenses incurred in the winding-up and the claims of creditors. Any surplus assets would be distributed by the liquidator among ASA's shareholders in proportion to the nominal value of their shares. When ASA's affairs had been completely wound up, ASA would be dissolved and its existence as a legal entity would be terminated.

        If ASAB were to be wound up, the liquidator may, with shareholder approval and any other approval required under the Bermuda Companies Act, divide ASAB's assets among its shareholders in cash or in kind. In so doing, the liquidator may determine the fair value of the property to be divided and may decide how the property should be divided among the shareholders. No shareholder is required to accept any asset subject to any liability.

        Amendment to Governing Documents

        ASA's governing documents can be amended only by shareholder approval by way of special resolution together with registration of such special resolution. If the amendment of ASA's governing documents involves a change in the nature of its business from that of an investment company, a change from a closed-end company to an open-end company or from a non-diversified company to a diversified company, a deviation from its policy relating to the concentration of its investments in any particular industry or group of industries, or a deviation from any of its fundamental policies (each, a "Fundamental Change"), the change will also require approval by the vote of the lesser of (1) more than 50% of the outstanding voting securities of ASA or (2) 67% or more of the outstanding voting securities of ASA at a shareholder meeting, if the holders or more than 50% of the outstanding voting securities are present in person or by proxy (a "1940 Act Vote"). As long as ASA is registered as an investment company, its governing documents may not be changed without the authorization of the SEC in any manner inconsistent with the 1940 Act, the rules and regulations thereunder, and the undertakings and arrangements entered into with the SEC.

        ASAB's Bye-Laws may be amended by resolution of the ASAB Board, subject to approval by its shareholders. To alter ASAB's Memorandum of Association, a general meeting of shareholders must be held to approve the proposed changes and pass a recommendation to accept the directors' recommendation to amend the Memorandum of Association in the form presented to the shareholders. If the amendment of ASAB's governing documents involves a Fundamental Change, the change will also require approval by a 1940 Act Vote. Under the Bermuda Companies Act, shareholders holding at least 20% of a company's issued share capital can apply to a court for annulment of any alteration. Accordingly, approval of an amendment by at least 80% of ASAB's issued share capital will allow filing of the alteration. As long as ASAB is registered as an investment company, its governing documents may not be changed without the authorization of the SEC in any manner inconsistent with the 1940 Act, the rules and regulations thereunder, and the undertakings and arrangements entered into with the SEC.

        The foregoing is only a summary of certain rights of shareholders under the Funds' governing documents and laws and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and laws directly for a more thorough description.

CAPITALIZATION

        The following table (which is unaudited) sets forth the capitalization of ASA as of May 31, 2004, and ASAB on a pro forma combined basis as of that date, giving effect to the proposed Reorganization. ASAB has not had any investment operations of its own as of the date of this Proxy Statement. Accordingly, ASAB's capitalization immediately after the Reorganization will be equivalent to ASA's capitalization immediately before the Reorganization, as reflected in the table below.

                                              ASAB
                                 ASA      (Pro Forma)(1)
                              ---------   --------------
Net Assets (000)              $ 412,376   $      417,890
Net Asset Value per share     $   42.96   $        43.53
Shares Outstanding (000)          9,600            9,600

----------
(1) If the reorganization is completed by November 30, 2004, the deferred tax liability for South African CGT will be eliminated and the deferred tax liability will be reversed, which will result in an increase to unrealized appreciation on investments in the financial statements. As of May 31, 2004, the financial statements reflected a CGT liability of $5,530,941. As of August 31, 2004, the financial statements reflected a CGT liability of $6,830,581.

                          INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the financial performance of ASA. The financial information in the first table below is for the annual period ended November 30, 2003 and the financial information in the second table below is for the semi-annual period ended May 31, 2004. The information has been derived from the financial statements of ASA, and it has been audited by Ernst & Young LLP, New York, New York, independent registered public accounting firm, and Ernst & Young, Johannesburg, South Africa, independent accountants for ASA, whose reports thereon are included in the Annual Report and the Semi-Annual Report. ASA's financial statements for the same periods are included in the Reorganization SAI. Certain information reflects financial results for a single ASA share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in ASA (assuming the reinvestment of dividends). The information should be read in conjunction with the financial statements in the Reorganization SAI.

                       FISCAL YEAR ENDED NOVEMBER 30, 2003

                                                                                Year Ended November 30
                                                            --------------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                            ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                          $    33.48   $    21.97   $    17.58   $    22.51   $    19.01
                                                            ----------   ----------   ----------   ----------   ----------
Net investment income                                              .84          .85         1.00          .61          .58
Net realized gain from investments                                  --          .51         3.05         1.00          .62
Net realized gain (loss) from foreign currency
 transactions                                                     . 32        (1.13)        (.24)       (1.02)        (.95)
Net increase (decrease) in unrealized appreciation on
 investments                                                     17.76        11.84         1.40        (4.88)        3.84
Net unrealized appreciation (depreciation) on translation
 of assets and liabilities in foreign currency                    (.06)         .24         (.02)        (.04)         .01
                                                            ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting from
 operations                                                      18.86        12.31         5.19        (4.33)        4.10
Less dividends                                                    (.80)        (.80)        (.80)        (.60)        (.60)
                                                            ----------   ----------   ----------   ----------   ----------
Net asset value, end of year                                $    51.54   $    33.48   $    21.97   $    17.58   $    22.51
                                                            ----------   ----------   ----------   ----------   ----------
Market value per share, end of year                         $    47.16   $    30.06   $    19.83   $    14.56   $   19.125
TOTAL INVESTMENT RETURN (1)
Based on market value per share                                  59.91%       55.72%       41.76%      (21.06%)       3.44%
RATIOS TO AVERAGE NET ASSETS(1)
Expenses                                                           .84%         .91%        1.10%        1.15%        1.13%
Net investment income                                             2.09%        2.63%        4.61%        3.06%        3.02%
SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                       $  494,784   $  321,423   $  210,944   $  168,726   $  216,051
Portfolio turnover rate                                             --         4.41%       11.18%        7.43%        6.66%

Per share calculations are based on the 9,600,000 shares outstanding.
(1) Determined in U.S. dollar terms.

SUPPLEMENTARY INFORMATION

Years ended November 30, 2003 and 2002

      CERTAIN FEES INCURRED BY ASA                                 2003         2002
      -------------------------------------------------------   ---------    ---------
      Directors' fees                                           $ 288,500    $ 220,000
      Officers' remuneration                                      500,220      285,018
      Ranquin Associates (a company of which an officer is an
        affiliated person)                                         37,800       35,000
      Auditors                                                    110,000       50,000

                          SIX MONTHS ENDED MAY 31, 2004

                                           Six Months Ended
                                                 May 31                            Year Ended November 30
                                        -----------------------   --------------------------------------------------------------
                                           2004         2003         2003         2002         2001         2000         1999
                                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year      $    51.54   $    33.48   $    33.48   $    21.97   $    17.58   $    22.51   $    19.01
                                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net investment income                          .20          .52          .84          .85         1.00          .61          .58
Net realized gain from investments             .73           --           --          .51         3.05         1.00          .62
Net realized gain (loss) from foreign
 currency transactions                        (.71)         .14          .32        (1.13)        (.24)       (1.02)        (.95)
Net increase (decrease) in unrealized
 appreciation on investments                 (8.49)        2.46        17.76        11.84         1.40        (4.88)        3.84
Net unrealized appreciation
 (depreciation) on translation
 of assets and liabilities in
 foreign currency                             (.01)        (.08)        (.06)         .24         (.02)        (.04)         .01
                                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets
 resulting from operations                   (8.28)        3.04        18.86        12.31         5.19        (4.33)        4.10
Less dividends                                (.30)        (.30)        (.80)        (.80)        (.80)        (.60)        (.60)
                                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year            $    42.96   $    36.22   $    51.54   $    33.48   $    21.97   $    17.58   $    22.51
                                        ----------   ----------   ----------   ----------   ----------   ----------   ----------
Market value per share, end of year     $    37.64   $    35.90   $    47.16   $    30.06   $    19.83   $    14.56   $   19.125

TOTAL INVESTMENT RETURN (1)
Based on market value per share             (19.59%)      20.39%       59.91%       55.72%       41.76%      (21.06%)       3.44%

RATIOS TO AVERAGE NET ASSETS(1)(2)
Expenses                                       .71%         .86%         .84%         .91%        1.10%        1.15%        1.13%
Net investment income                          .86%        2.82%        2.09%        2.63%        4.61%        3.06%        3.02%

SUPPLEMENTAL DATA
Net assets, end of year
 (000 omitted)                          $  412,376   $  347,755   $  494,784   $  321,423   $  210,944   $  168,726   $  216,051
Portfolio turnover rate                       1.60%          --           --         4.41%       11.18%        7.43%        6.66%

Per share calculations are based on the 9,600,000 shares outstanding.
(1) Determined in U.S. dollar terms.
(2) Annualized for the six months ended May 31, 2004 and May 31, 2003.

SUPPLEMENTARY INFORMATION

Six months ended May 31, 2004 and 2003

      CERTAIN FEES INCURRED BY ASA                                2004          2003
      -------------------------------------------------------   ---------    ---------
      Directors' fees                                           $ 148,000    $ 149,500
      Officers' remuneration                                      266,790      249,125
      Ranquin Associates (a company of which an officer is
        an affiliated person)                                      20,400       18,800
      Auditors                                                     49,000       70,000

GENERAL DESCRIPTION

        ASA was organized as a public limited liability company in South Africa in June 1958. ASA is a diversified closed-end management investment company registered with the SEC pursuant to a 1958 order under Section 7(d) of the 1940 Act.

        ASAB is an exempted limited liability company organized in Bermuda on April 29, 2003. ASAB is a diversified closed-end management investment company registered with the SEC pursuant to a 2004 order under Section 7(d) of the 1940 Act. ASAB was organized to facilitate the reincorporation of ASA in Bermuda.

INVESTMENT POLICIES

        Fundamental Policies. The following investment policies of ASA are fundamental and may not be changed without shareholder action. The investment policies of ASAB are the same as those of ASA.

        (a) General. It is the policy of ASA to invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activities in South Africa. It is expected that most of such companies will have reached the production stage. The balance of ASA's total assets, other than minor amounts that may be held in cash, may be (i) invested in common shares or securities convertible into common shares of companies engaged in other businesses of varied types in South Africa, (ii) held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that ASA's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of its total assets), and/or (iii) invested in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that ASA's investment in such companies may not exceed 20% of the value of its total assets).

        If investment opportunities deemed by ASA to be attractive are not available in the types of securities referred to in the preceding paragraph, ASA may deviate from the investment objectives and techniques outlined in that paragraph and make temporary investments of unlimited amounts in securities issued or guaranteed by the Government of South Africa or any instrumentality thereof, or it may liquidate its investments and temporarily retain the proceeds in South African rand. Such proceeds may also be temporarily retained in U.S. dollars subject to ASA's ability to obtain dollars under exchange control regulations and the limitations contained in ASA's agreement with, and letter from, the South African Reserve Bank dated July 18, 1958.

        (b) Fundamental Policies. The following are fundamental investment policies of ASA that may not be changed without shareholder approval:

        (1) Issuance of Senior Securities. It is the policy of ASA not to issue any class of senior securities (debt obligations or preferred stock), except that ASA may issue senior securities representing indebtedness payable in money of any currency, in any amount and on any terms that the Board may deem advisable, provided that no such senior securities shall (a) result in ASA's total indebtedness for borrowed money immediately after such issue having an asset coverage of less than 300% (securities listed on the JSE Securities Exchange South Africa to be valued for this purpose at their then current market value on such exchange) or (b) be secured by the pledge, mortgage or hypothecation of any of ASA's assets.

        (2) Short Sales, Purchases on Margin and Put and Call Options. It is the policy of ASA not to purchase any securities on margin or sell any securities short.

        (3) Borrowing Money. It is the policy of ASA to borrow money of any currency, in any amount and on any terms that the Board may deem advisable, provided that no such borrowing shall (a) result in ASA's total indebtedness for borrowed money immediately after such borrowing having an asset coverage of less than 300% (securities listed on the JSE Securities Exchange South Africa to be valued for this purpose at their then current market value on such exchange) or
(b) be secured by the pledge, mortgage or hypothecation of any of ASA's assets.

        (4) Underwriting Securities of Other Issuers. It is the policy of ASA not to make any commitment in respect of any underwriting of securities, or in any participation in any such underwriting, that could or would, through joint obligations or by reason of defaults on the part of other participants, involve the assets of ASA to an extent over and above prescribed and specific amounts intended or permitted to be acquired as an addition to portfolio holdings. Furthermore, ASA may not participate as an underwriter of securities in any underwriting that could result in ASA holding securities or amounts of securities not permitted by its investment restrictions.

        (5) Concentration of Investments in a Particular Industry or Group of Industries. It is the policy of ASA to invest over 50% of the value of its total assets in the common shares or securities convertible to common shares of companies conducting, as the major portion of their business, gold mining and related activities in South Africa. It is expected that most of such companies will have reached the production stage.

        (6) Purchase or Sale of Real Estate and Real Estate Mortgage Loans. It is the policy of ASA not to purchase or sell real estate except (a) to the extent necessary to provide it with an office for the transaction of its business and (b) that ASA may invest up to 20% of the value of its total assets in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate. ASA may not pledge, mortgage or hypothecate any of its assets.

        (7) Purchase or Sale of Commodities or Commodity Contracts. It is the policy of ASA not to purchase or sell commodities or commodity contracts, except that ASA may hold up to 25% of the value of its total assets in the form of gold bullion or certificates of deposit therefor. ASA does not intend to deal in gold bullion.

        (8) Loans. It is the policy of ASA not to lend its funds or other assets to any person, other than through the purchase, in accordance with its investment policies, of securities.

        (9) Percentage of its Assets that ASA May Invest in the Securities of any One Issuer. It is the policy of ASA not to purchase the securities of any issuer if, immediately after and as a result of such purchase, the market value of such securities and all other securities of the same issuer owned by ASA exceed 20% of the value of ASA's total assets, determined in such manner as may be approved by the Board and applied on a consistent basis (subject to the limitations of Section 2(a)(41) of the 1940 Act), except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof; provided, however, that ASA may not purchase the securities of any issuer if, immediately after and as a result of such purchase, the market value of such securities and all other securities of the same issuer owned by ASA exceed 10% of the value of ASA's total assets, so determined, if either (a) such purchase will result in more than 40% of the value of those assets consisting of investments in companies each of which investments exceeds 10% of the value of those assets or (b) such 40% limitation is already exceeded.

        (10) Percentage of Voting Securities of any One Issuer that ASA May Acquire. It is the policy of ASA not to purchase securities of any issuer if, immediately after and as a result of such purchase, ASA owns more than 10% of any class of outstanding securities of such issuer, except securities issued or guaranteed by the Government of South Africa or any instrumentality thereof.

        (11) Investment in Securities of Other Investment Companies. It is the policy of ASA that it may purchase securities issued by another investment company otherwise than in the open market, but only within the limitations imposed by the 1940 Act.

        (12) Investments of Cash. It is the policy of ASA to invest its cash in certificates of deposit issued by U.S. banks. ASA may also invest its funds in South African rand denominated accounts, which may be interest bearing, with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank (as such terms are defined in the 1940 Act) located in South Africa, in an aggregate amount not exceeding 5% of the value of ASA's total assets.

        (13) Purchases of Securities of New Issuers. It is the policy of ASA not to purchase the securities of any issuers that have a record of less than three years' continuous operation (such period to include the period of operation of any predecessor, if the issuer whose securities are proposed as an investment has come into existence as a result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor) if such purchase at the time thereof would cause more than 10% of the value of ASA's total assets to be invested in the securities of such issuers.

        (14) Purchase of Securities Issued by Brokers, Dealers, Underwriters, Investment Advisers and Insurance Companies. It is the policy of ASA not to purchase or otherwise acquire any securities issued by brokers, dealers, underwriters or investment advisers or, except within the limitations imposed by the 1940 Act, any securities issued by insurance companies.

        (15) Purchase of Securities of Certain Related Entities. It is the policy of ASA not to purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders are also officers or directors of ASA if any one or more of such persons own beneficially more than 1/2 of 1% of the securities of that issuer and the persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such securities of such issuer.

        (16) Pledge or Mortgage of Assets. It is the policy of ASA not to pledge, mortgage or hypothecate any of its assets.

        (17) Participation in Trading Account. It is the policy of ASA not to participate on a joint, or a joint and several, basis in any trading account in securities, except in connection with an underwriting in which ASA is a participant.

SHARE PRICE DATA (unaudited)

        The shares of ASAB have no history of public trading. However, shares of ASA trade on the NYSE. For the fiscal year ended November 30, 2003, trading in ASA's shares fluctuated between 5.4% above net asset value and 9.5% below net asset value. On September 23, 2004, the net asset value per share was $46.69 and the market price per share was $41.04. The following is a summary of public trading of ASA's shares:

                                               PER SHARE
                        --------------------------------------------------------
                                                              PREMIUM (DISCOUNT)
        QUARTER ENDED   NET ASSET VALUE       MARKET PRICE    TO NET ASSET VALUE
        -------------   -----------------   ----------------  ------------------
                         HIGH       LOW     HIGH       LOW      HIGH      LOW
        8/31/02          41.16     29.94    40.44     24.72    (15.0)    (6.5)
        11/30/02         38.28     31.58    35.01     27.50    (14.3)    (9.3)
        2/28/03          42.45     36.31    42.85     29.31      1.5     (9.5)
        5/31/03          37.48     32.61    38.92     31.76      5.4     (6.1)
        8/31/03          44.56     36.25    44.13     35.20      3.0     (3.6)
        11/30/03         51.54     44.57    48.00     40.13    (11.6)    (3.2)
        2/29/04          52.15     46.34    47.85     41.00    (14.0)    (8.7)
        5/31/04          50.48     38.28    43.68     33.47    (14.2)    (9.1)
        8/31/04          45.22     38.94    39.38     33.15    (15.3)    (9.9)

                                   MANAGEMENT

BOARD OF DIRECTORS

        The management of the business and control of ASA is vested in its Board, which has the power to make all decisions and to exercise or delegate all of the powers of ASA, pursuant to and in compliance with the SA Companies Act and the Articles of Association and by-laws of ASA.

        The management of the business and control of ASAB is vested in its Board, which has the power to make all decisions and to exercise or delegate all of the powers of ASAB, pursuant to and in compliance with the Bermuda Companies Act and the Memorandum of Association and Bye-Laws of ASAB.

        Ronald L. McCarthy, A. Michael Rosholt and James G. Inglis are all directors of ASA resident in South Africa and with most of their assets located in South Africa. ASA was permitted to register under the 1940 Act by an order of the SEC. As a condition of the order, a majority of ASA's board of directors and officers must be U.S. citizens and residents, and each director must enter into an agreement that provides, among other things, that the director agrees to consent to the jurisdiction of a U.S. court to enable ASA's shareholders to maintain actions against its directors and officers for violations of its Articles or by-laws, the 1940 Act and the rules and regulations thereunder, and the agreements and undertakings contained in ASA's SEC order.

        In addition, each non-U.S. director must irrevocably designate ASA's U.S. custodian as an agent in the United States to accept service of process. (See "Management - Custodians.") ASA and its officers and directors have also consented that full faith and credit be given by courts of South Africa to any final judgment or decree of a U.S. court in proceedings to enforce such judgment or decree.

        Upon completion of the Reorganization, each of the directors and substantially the same officers of ASA will be directors and/or officers of ASAB. ASAB and its officers and directors will be subject to conditions and undertakings that are the same in all material respects to those of ASA's current SEC order.

PORTFOLIO MANAGEMENT

        ASA does not employ an outside investment adviser. Robert J.A. Irwin, Chairman, Treasurer and a director of ASA, is primarily responsible for the day-to-day management of ASA's portfolio. Following the Reorganization, Mr. Irwin will be primarily responsible for the day-to-day management of ASAB's portfolio. Mr. Irwin has been Chairman of the Board of ASA since 1993, a director of ASA since 1987, and Treasurer of ASA since 1999, and has been Chairman of the Board, Treasurer and a director of ASAB since its inception.

ADMINISTRATION

        Ronald L. McCarthy acts as the Managing Director and South African Secretary of ASA. In these capacities, his duties include the daily maintenance of ASA's accounting records, the drafting of the monthly financial data for submission to ASA's management, the compilation of ASA's budgets and cash flow projections, the submission of ASA's monthly and annual statutory returns to the appropriate South African governmental authorities, and the maintenance of ASA's computer systems. For these services, Mr. McCarthy received a salary in fiscal year 2003 of approximately $80,000.

        Kaufman, Rossin & Co. PA, 2699 South Bayshore Drive, Miami, Florida provides accounting services for ASA. The duties of Kaufman Rossin include the daily maintenance of ASA's accounting records, determination of ASA's weekly net asset value, and the drafting of the monthly financial data for submission to the management of ASA. For its services to ASA, Kaufman Rossin received a fee in fiscal year 2003 of $95,000. Kaufman Rossin will serve in a similar capacity for ASAB.

        LGN Associates, P.O. Box 269, Florham Park, New Jersey 07932, provides shareholder services for ASA. In this capacity, LGN Associates prepares and distributes the interim and annual reports to shareholders, and provides weekly net asset value information to various financial services. LGN Associates also performs required administrative services and responds to inquiries from shareholders and other parties regarding ASA. For its services to ASA, LGN Associates received a fee in fiscal year 2003 of $442,500. LGN Associates will serve in a similar capacity for ASAB.

        Appleby Corporate Services (Bermuda) Ltd., ("Appleby") Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda, acts as the Registered Representative of ASAB in Bermuda. The duties of Appleby include discharging the duties set out in the Bermuda Companies Act, including acting as agent for the service of process in Bermuda.

CUSTODIANS

        ASA's custodian is JPMorgan Chase Bank, located at 3 Chase MetroTech Center, Brooklyn, NY 11245. The Standard Bank of South Africa Limited, 5 Simmonds Street, Johannesburg, South Africa, serves as ASA's subcustodian in South Africa. ASA also is authorized to utilize subcustodians in the United Kingdom, Australia, Japan, Switzerland and Canada under certain circumstances. To date, ASA has not approved subcustodians in these countries.

        ASAB's custodian will be JPMorgan Chase Bank, located at 3 Chase MetroTech Center, Brooklyn, NY 11245. After the Reorganization, ASAB's subcustodial arrangements will be the same as those of ASA.

TRANSFER AGENT

        EquiServe Trust Company, N.A. ("EquiServe") 525 Washington Boulevard, Jersey City, NJ 07310, serves as transfer agent and dividend-paying agent for ASA. Equiserve also will serve as transfer agent and dividend paying agent for ASAB.

                               AUTHORIZED CAPITAL

CAPITAL STOCK

        The capital stock of ASA consists solely of common shares. Each share entitles the holder to one vote for the election of directors and on all other matters. Each share has an equal right to participate in any dividend declared and, in the event of dissolution, in ASA's assets after payment of its debts. Shares are fully paid and non-assessable. Shareholders have no preemptive rights or conversion privileges. The capital stock of ASAB also consists solely of common shares and is the same in all material respects to that of ASA.

                 (1)              (2)            (3)              (4)
                                                                 Amount
                                                              Outstanding
                                                             Exclusive of
                                             Amount Held         Amount
              Title of          Amount         by Fund           Shown
                Class         Authorized   for its Account     Under (3)
        -------------------   ----------   ---------------   ------------
ASA     Ordinary Shares -
        Par Value R0.25       24,000,000          0             9,600,000
ASAB    Ordinary Shares -
        Par Value US $ 1.00   30,000,000          0                12,000

DIVIDEND REINVESTMENT PLAN

        EquiServe has been engaged to offer a dividend reinvestment plan to ASA's registered shareholders ("Dividend Plan"). Shareholders must elect to participate in the Dividend Plan by signing an authorization. The authorization appoints EquiServe as agent to apply to the purchase of ASA's shares in the open market (1) all cash dividends (after deduction of the service charge described below) that become payable to such participant on ASA's shares (including shares registered in his or her name and shares accumulated under the Dividend Plan) and (2) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to the then-current dividend's payment date.

        For the purpose of making purchases, EquiServe will commingle each participant's funds with those of all other participants in the Dividend Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the funds available from that dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Dividend Plan will be credited to the participant's account.

        For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary cash payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to EquiServe) prior to the purchase of shares. Participant sales of shares held by EquiServe in the Dividend Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by EquiServe for specific Dividend Plan participant requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

        A participant may terminate participation in the Dividend Plan at any time by written instructions to EquiServe. Upon termination, a participant will receive (1) a certificate for the full shares credited to his or her account, unless he or she requests the sale of all or part of such shares, and (2) an amount equal to the current market value for any fractional shares then credited to the account.

        Dividends a participant reinvests under the Dividend Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to the participant in cash. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations. See "Taxes - U.S. Federal Income Tax Considerations" for more information regarding U.S. federal income tax consequences to shareholders of an investment in ASA shares, including the effect of its status as a PFIC.

        A shareholder participating in the Dividend Plan may not hold his or her shares in a "street name" brokerage account.

        Additional information regarding the Dividend Plan may be obtained from EquiServe Dividend Reinvestment Plan, 250 Royall Street, Canton, MA 02021. Information may also be obtained by calling EquiServe's Shareholder Contact Center at (781) 575-2723 between 8:30 a.m. and 7 p.m., Eastern Time, Monday through Friday.

        ASAB will offer its shareholders a dividend reinvestment plan identical to the Dividend Plan described above.

                                      TAXES

U.S. FEDERAL INCOME TAX CONSIDERATIONS

        ASAB is organized as an exempted limited liability company under the laws of Bermuda; it will be classified for U.S. federal tax purposes as a corporation and will not elect to be classified otherwise. As a non-U.S. corporation, ASAB cannot qualify as a regulated investment company under the Code. Accordingly, any dividends ASAB pays will be taxable to its U.S. shareholders as ordinary income and, for corporate shareholders, will not qualify for the dividends-received deduction. In addition, because ASAB will be a PFIC, any dividends it pays to individual shareholders will not qualify for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003).

        For its taxable years December 1, 1963, through November 30, 1987, ASA was a "foreign investment company" for U.S. federal income tax purposes./4/ As a result, a shareholder who held ASA shares during any part of those years will be subject to tax at ordinary income rates on any profit on a sale of the ASAB shares the shareholder receives pursuant to the Reorganization in exchange for those ASA shares, to the extent of the shareholder's "ratable share" of ASA's earnings and profits accumulated for the period in those years during which the shareholder held those ASA shares ("Share of E&P"). If such a shareholder's profit on the sale of shares exceeds his or her Share of E&P, then, subject to the discussion below regarding ASA's taxable years beginning after November 30, 1987, the shareholder will be subject to tax on the excess at long-term capital gain rates (generally, 15% for individual shareholders for sales of shares through taxable years beginning before 2009).

        ASA became a PFIC on December 1, 1987. Shareholders of a PFIC are subject to highly complex tax rules with respect to gains on the disposition of PFIC stock, PFIC distributions and undistributed PFIC income. The manner in which these rules apply to a PFIC's shareholder depends on whether the shareholder (1) elects to treat the PFIC as a "qualified electing fund" (a "QEF") with respect to his or her PFIC shares, (2) for the shareholder's taxable years beginning after December 31, 1997, elects to "mark-to-market" his or her PFIC shares as of the close of each taxable year, or (3) makes neither election.

----------
/4/ Pursuant to the Reorganization, ASAB will succeed to ASA's tax attributes for U.S. federal income tax purposes. Accordingly, all references in this section to ASA (such as with respect to periods pre-dating this Proxy Statement) include ASAB where the context permits or requires.

        In general, if a shareholder does not make either election, any gain realized on the direct or indirect disposition of his or her PFIC shares would be treated as ordinary income. In addition, the shareholder would be subject to an "interest charge" on part of his or her tax liability with respect to that gain, as well as with respect to certain "excess distributions" the PFIC makes. Furthermore, a shareholder's shares may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

        An "excess distribution" on a PFIC's shares is a distribution the PFIC makes for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years./5/ If a PFIC makes an excess distribution in a taxable year, a shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his or her shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a shareholder as a normal dividend (see above), with no interest charge.

        If a shareholder elects to treat a PFIC as a QEF with respect to his or her interest therein for the first year he holds his or her shares during which the company is a PFIC (or who later makes a QEF election and also elects to treat his or her shares generally as if they were sold for their fair market value on the first day of the PFIC's first taxable year for which the QEF election is effective), the rules described in the preceding paragraphs generally would not apply. Instead, the electing shareholder would include annually in his or her gross income his or her pro rata share of the PFIC's ordinary earnings and net capital gain (the electing shareholder's "QEF" inclusion), regardless of whether that income or gain was actually distributed. A shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his or her PFIC shares held as capital assets, except to the extent of his or her Share of E&P.

        Alternatively, if a shareholder makes a mark-to-market election with respect to PFIC shares for taxable years beginning on or after January 1, 1998, the shareholder would be required annually to report any unrealized gain with respect to those shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain the electing shareholder subsequently realizes on a disposition of those shares also would be treated as ordinary income, but the shareholder would not be subject to an interest charge on the resulting tax liability. Special rules apply to a shareholder that held PFIC shares prior to the first taxable year for which a mark-to-market election was effective.

        A shareholder with a valid QEF election in effect will not be taxed on any distributions the PFIC makes to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof will be treated as taxable dividends. A shareholder would increase the tax basis in the PFIC shares by the amount of any QEF inclusions and reduce that basis by any distributions to him or her that are not taxable as described in the preceding sentence. Special rules apply to shareholders who make a QEF election and wish to defer the payment of tax on their annual QEF inclusions.

        Each shareholder who desires QEF treatment must individually elect that treatment. A QEF election must be made for the shareholder's taxable year in which or with which the PFIC's taxable year ends and must be made by the due date, with extensions, of the shareholder's U.S. federal income tax return for the taxable year for which the election is to apply. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. Under U.S. Treasury Department regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his or her QEF inclusion for the year to which the election applies. To allow shareholders to make QEF elections and to comply with the applicable annual reporting requirements, ASAB annually will provide to them a "PFIC Annual Information Statement" containing certain information required by those regulations.

        Special rules apply to U.S. persons who hold ASAB shares through intermediate entities or persons and to shareholders who directly or indirectly pledge their shares, including those in a margin account.

----------
/5/ For example, ASA made distributions of $.80 per share during each of the taxable years ended November 30, 2003, 2002, and 2001. Accordingly, any distributions for the taxable year ending November 30, 2004, aggregating more than $1.00 per share (125% of $.80) would be treated as an excess distribution. (All amounts are in U.S. currency.)

        Ordinarily, the tax basis a transferee of property obtains on the death of the property's owner is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a shareholder dies owning PFIC shares with respect to which he or she did not elect QEF treatment (or elected such treatment after the first year in which he or she owned shares in which the company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis therein. In that case, the transferee generally will take a basis in the shares equal to the shareholder's basis therein immediately before his or her death. If a shareholder dies owning PFIC shares for which a valid QEF election was in effect for all taxable years in the shareholder's holding period during which the company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the company's first taxable year for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his or her shares began on or before November 30, 1987. In the latter case, any otherwise applicable basis increase generally will be reduced to the extent of the shareholder's Share of E&P.

        DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, SHAREHOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISERS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN ASAB AND ON THEIR INDIVIDUAL SITUATIONS.

BERMUDA TAX CONSIDERATIONS

        At the date of this disclosure, there is no Bermuda income, corporation or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty, or inheritance tax payable by ASAB or its shareholders, other than any shareholders ordinarily resident in Bermuda. ASAB is not subject to stamp duty on the issue, transfer, or redemption of its shares.

        ASAB has applied for and received an undertaking from the Minister of Finance of Bermuda dated May 5, 2003, under the Exempted Undertakings Tax Protection Act, 1966, as amended, that if there is enacted in Bermuda any legislation imposing any (1) tax computed on profits or income, (2) tax computed on any capital assets, gain, or appreciation, or (3) tax in the nature of estate duty or inheritance tax, such tax shall not until March 28, 2016, be applicable to ASAB or to any of its operations, shares, debentures, or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda and holding such ASAB shares, debentures, or other obligations or any land leased or let to ASAB.

        As an exempted company, ASAB is liable to pay the Bermuda Government an annual registration fee based on its authorized share capital, which is currently US$1,780.

        SHAREHOLDERS SHOULD CONSULT LEGAL ADVISERS IN THE COUNTRIES OF THEIR CITIZENSHIP, RESIDENCE AND DOMICILE TO DETERMINE THE POSSIBLE TAX OR OTHER CONSEQUENCES OF PURCHASING, HOLDING AND REDEEMING ASAB SHARES UNDER THE LAWS OF THOSE COUNTRIES.

                    DEFAULTS AND ARREARS ON SENIOR SECURITIES

        Neither ASA nor ASAB has any senior securities outstanding.

                                LEGAL PROCEEDINGS

        Neither ASA nor ASAB is a party to any legal proceedings.

                          REPORTS AND OTHER INFORMATION

        ASA's reports and other information filed by ASA can be inspected and copied at the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information can be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

        Reports, proxy statements and other information concerning ASA also can be inspected at the NYSE, the exchange on which ASA's shares are traded.

                                  LEGAL MATTERS

        Certain legal matters in connection with the issuance of ASAB shares as part of the Reorganization will be passed upon by Appleby Spurling Hunter.

                                     EXPERTS

        The audited financial statements of ASA, incorporated herein by reference, have been audited by Ernst & Young LLP, New York, New York, independent registered public accounting firm, and Ernst & Young, Johannesburg, South Africa, independent accountants for ASA, whose reports thereon are included in the Annual Report and the Semi-Annual Report. The financial statements audited by Ernst & Young LLP, New York and Ernst & Young, Johannesburg have been incorporated herein by reference in reliance on their report given on their authority as experts in auditing and accounting matters.

        The Board unanimously recommends that you vote FOR the proposal. If shareholders approve the Plan, the Reorganization will become effective on the Closing Date. The winding-up and dissolution of ASA may take several months.

                               VOTING INFORMATION

        This Proxy Statement is being furnished to shareholders of ASA in connection with the solicitation of proxies from ASA shareholders by the Board for use at a Meeting to be held on November 11, 2004, commencing at 10 a.m. Eastern Time, and at any adjournment of the Meeting. The costs of this solicitation are being paid by ASA.

        Only shareholders of record at the close of business on November 4, 2004 will be entitled to vote, except that a person who at least 48 hours before the Meeting satisfies the Board that he or she has the right to transfer shares into his or her name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, NJ 07932. There are 9,600,000 shares of ASA outstanding, each of which entitles the holder to one vote. Each valid proxy received in time will be voted at the Meeting in accordance with the instructions on the proxy card. If no instructions are indicated, the proxy may vote as he thinks fit.

        ASA has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a fee estimated at $15,000, plus customary out of pocket expenses.

        As of June 30, 2004, City of London Investment Management Company, Ltd. held 576,790 shares or 6.01% of the outstanding voting shares of ASA. Management is aware of no other shareholders that may own more than 5% of the outstanding voting shares of ASA.

        The SA Companies Act and ASA's organizational documents require that three shareholders entitled to vote at the Meeting be present personally or, if the shareholder is a body corporate, represented, to constitute a quorum. Thus, the Meeting cannot take place on its scheduled date if at least three such shareholders are not present personally or represented, as the case may be. If, within half an hour from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned to the same day the next week at the same time and place, or to such other day, time and place as the Board may by notice to the shareholders appoint. The SA Companies Act further requires that shareholders holding in aggregate not less than 25% of the total votes of all shareholders entitled to vote at the Meeting be present in person or by proxy in order to pass a special resolution. If less than 25% of the total votes of all shareholders entitled to vote at the Meeting are present or represented at the Meeting, the Meeting shall stand adjourned to a day not earlier than seven days and not later than twenty-one days after the date of the Meeting. If a quorum is present but sufficient votes in favor of the proposal are not reflected in the proxy cards received, the Chairman of the Meeting or any shareholder who is present or represented and entitled to vote at the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from ASA's shareholders. Any such adjournment will require the affirmative vote of the majority of shareholders present or represented at the Meeting or the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting to be adjourned. If the persons whose names appear on the enclosed proxy card are appointed as proxies, such persons will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

        In tallying shareholder votes, "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, and will not be counted as "votes cast" for the proposal. Abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, and will have the same effect as a vote against the proposal.

        The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but do not specify a proxy of your own choice and give no voting instructions, the proxies whose names appear on the enclosed proxy card will vote in favor of the proposal. If no instructions are given and you specify a proxy of your own choice, the proxy may vote as he thinks fit. The proxy card may be revoked by giving another proxy or by letter, fax, or telegram revoking the initial proxy. To be effective, revocation must be received by ASA prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote at the Meeting, thereby canceling any proxy previously given.

        Vote Required. Approval of the proposal requires the affirmative vote of not less than three-fourths of the total votes to which shareholders present in person or by proxy at the Meeting are entitled.

                                 OTHER BUSINESS

        The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated on the proxies.

                                              ASA LIMITED


                                              ROBERT J.A. IRWIN
                                              Chairman of the Board

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

        This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of October 4, 2004, between ASA Limited, a South African public limited liability company ("Old Fund"), and ASA (Bermuda) Limited, a Bermudian exempted limited liability company ("New Fund") (each a "Fund").

        The Funds wish to effect a reorganization pursuant to which Old Fund will change its identity, form and place of organization by transferring all its assets to New Fund (which has been established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for ordinary shares of New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the distribution of those shares pro rata to the holders of ordinary shares in the issued share capital of Old Fund ("Old Fund Shares"), all on the terms and conditions set forth in this Agreement. (All such transactions are referred to herein as the "Reorganization.")

        In consideration of the mutual promises herein contained, the parties agree as follows:

1.      THE TRANSACTION

        1.1. Old Fund agrees to cede, assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor -

        (a) to issue and deliver to Old Fund the number of New Fund Shares equal to the number of Old Fund Shares then outstanding, and

        (b) to assume, and discharge when due, all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities"), and to indemnify Old Fund against the Liabilities and any loss, liability, damage or expense of any nature whatsoever arising out of or in connection with the Liabilities, the conclusion and/or implementation of this Agreement, and the winding-up and dissolution of Old Fund.

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

        1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, contractual rights, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and all other property Old Fund owns and rights Old Fund has at the Effective Time (as defined in paragraph 2.1).

        1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, whether or not arising before or after the Effective Time, and whether or not specifically referred to in this Agreement.

        1.4. At the Closing, New Fund shall redeem the New Fund Share(s) issued pursuant to paragraph 4.3 for an amount equal to the aggregate price at which they were issued. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in accordance with the provisions of section 90 of the South African Companies Act (No. 61 of 1973), as amended, and Old Fund's Articles of Association. Such distribution shall be accomplished by New Fund's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the number of New Fund Shares equal to the number of Old Fund Shares that Shareholder held as of the Effective Time. Although Old Fund Shares shall remain outstanding after such distribution, they effectively will have no further value. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization unless requested to do so by a Shareholder; in the latter event, New Fund shall issue a certificate for the whole number of New Fund Shares credited to such Shareholder's account.

        1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be wound-up and dissolved and any further actions shall be taken in connection therewith as required by applicable law.

        1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is wound-up and dissolved.

        1.7 Except as agreed in writing between Old Fund and its employees in South Africa, New Fund shall be automatically substituted in place of Old Fund in respect of all contracts of employment between Old Fund and those employees in existence immediately before the Effective Time, as contemplated in section 197 of the South African Labour Relations Act (No. 66 of 1995), as amended.

2.      CLOSING AND EFFECTIVE TIME

        2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the offices of Kirkpatrick & Lockhart LLP, Washington, DC, on November 26, 2004, or at such other place and/or on such other date as to which the Funds may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Funds may agree ("Effective Time").

        2.2. Old Fund's fund accountants, Kaufman Rossin & Co., PA, shall deliver at the Closing a certificate of an authorized representative certifying information (including adjusted basis and holding period, by lot), as of immediately before the Closing, concerning the Assets, including all portfolio securities. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets the custodian holds will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, if any, have been paid or provision for payment has been made.

        2.3. At the Closing, (a) Old Fund's transfer agent shall deliver to New Fund a list of the names and addresses of the Shareholders and the number of outstanding Old Fund Shares each Shareholder owns, all as of the Effective Time, certified by an authorized officer of such transfer agent, (b) New Fund's transfer agent shall deliver a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names, (c) New Fund shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund Shares have been credited to Old Fund's account on such books, and (d) each Fund shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other Fund may reasonably request.

        2.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by an officer in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.      REPRESENTATIONS AND WARRANTIES

        3.1.    Old Fund represents and warrants to New Fund as follows:

        3.1.1. Old Fund is a public limited liability company duly organized, validly existing, and in good standing under the laws of the Republic of South Africa;

        3.1.2. Old Fund is duly registered as a closed-end management investment company under the U.S. Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

        3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to securities loans); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.5. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.6. Old Fund is not under the jurisdiction of a court in a case under title 11 of the United States Code or a receivership, foreclosure, or similar proceeding;

        3.1.7. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares; and

        3.1.8. There is no plan or intention by any Old Fund shareholder who owns 5% or more of the Old Fund Shares -- and to the best of the knowledge of Old Fund's management, there is no plan or intention of Old Fund's remaining shareholders -- to sell, exchange, or otherwise dispose of any New Fund Shares they receive in the Reorganization.

        3.2.    New Fund represents and warrants to Old Fund as follows:

        3.2.1. New Fund is an exempted limited liability company that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Bermuda;

        3.2.2. New Fund will be duly registered as a closed-end management investment company under the 1940 Act as of the Closing;

        3.2.3. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.4. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.3;

        3.2.5. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.6. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.7. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the regulations under the U.S. Internal Revenue Code of 1986, as amended ("Regulations")) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- any New Fund Shares issued to the Shareholders pursuant to the Reorganization with consideration other than New Fund Shares;

        3.2.8. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; and

        3.2.9. There is no plan or intention for New Fund to be dissolved or merged into another limited liability company or a corporation or a business or statutory trust following the Reorganization.

        3.3.    Each Fund represents and warrants to the other Fund as follows:

        3.3.1. The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares (after taking into account any costs incurred in the Reorganization and winding-up of Old Fund);

        3.3.2. Its management (a) is unaware of any plan or intention of Old Fund shareholders to sell or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of Old Fund Shares, and (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay expenses incurred in connection with the Reorganization and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for the Funds' expenses incurred in connection with the Reorganization and winding-up of Old Fund. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares such Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        3.3.7 The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by New Fund and those to which the Assets are subject; and

        3.3.8 Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4.      CONDITIONS PRECEDENT

        Each Fund's obligations hereunder shall be subject to (a) the other Fund's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

        4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Fund's board of directors and shall have been approved by Old Fund's shareholders in accordance with Old Fund's Articles of Association and By-Laws and applicable law;

        4.2. All necessary filings shall have been made with the U.S. Securities and Exchange Commission ("SEC") and other appropriate governmental authorities, and no order or directive shall have been received that any other or further action is required to permit the Funds to carry out the transactions contemplated hereby. The registration statement on Form N-14 filed by New Fund relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, shall have become effective under the U.S. Securities Act of 1933, as amended ("1933 Act"), no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. New Fund Shares shall have been approved for listing on the New York Stock Exchange. All consents, orders and permits of South African, Bermudian and U.S. federal, state and local governmental authorities (including the South African Securities Regulation Panel, the Exchange Control Department of the South African Reserve Bank, and the SEC) that are necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the Assets;

        4.3 Prior to the Closing, New Fund's initial board of directors shall have authorized the issuance of, and New Fund shall have issued, one or more New Fund Shares to Mr. Robert J.A. Irwin or his appointee to enable such holder to elect New Fund's board of directors;

        4.4 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby; and

        4.5 Each Fund shall have received an opinion of KPMG Services (Proprietary) Limited, South Africa, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that, except for any uncertificated securities tax or a similar transfer duty that may be payable by New Fund on the transfer of Old Fund's South African portfolio holdings, neither Old Fund nor New Fund nor any Shareholder nor any person who beneficially owns Old Fund Shares held in a Shareholder's name will earn, receive, realize, or recognize any profit, income, or gain or any other item that will be subject to any South African tax or other governmental levy as a result of or in connection with the Reorganization, any transaction included therein or Old Fund's winding up and dissolution.

        At any time before the Closing, either Fund may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.      COVENANTS

        5.1 Old Fund covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that --

        (a) such ordinary course will include declaring and paying customary dividends and changes in operations contemplated by Old Fund's normal business activities and

        (b) Old Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Old Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during that period without New Fund's prior consent.

        5.2 Old Fund covenants to call a meeting of its shareholders to consider and act on this Agreement.

        5.3 Old Fund covenants that it will assist New Fund in obtaining information the latter reasonably requests concerning the beneficial ownership of Old Fund Shares.

        5.4 Old Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to New Fund at the Closing.

        5.5 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        5.6 New Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and other securities laws it deems appropriate to conduct operations after the Effective Time.

        5.7 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.      BROKERAGE FEES AND EXPENSES

        6.1 Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        6.2 New Fund will bear all of the Reorganization Expenses remaining unpaid at the Effective Time and all expenses incurred in Old Fund's winding-up and dissolution.

7.      ENTIRE AGREEMENT; NO SURVIVAL

        Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.      TERMINATION

        This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

        8.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met by the date set forth in the next clause, or (c) if the Closing has not occurred on or before November 30, 2004; or

        8.2.    By the Funds' mutual agreement.

        In the event of termination under paragraphs 8.1(c) or 8.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

9.      AMENDMENT

        This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the Funds; provided that following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.     MISCELLANEOUS

        10.1. This Agreement shall be governed by and construed in accordance with the internal laws of South Africa; provided that, in the case of any conflict between such laws and the U.S. federal securities laws, the latter shall govern.

        10.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        10.3 Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of all rights and claims and not to the other Fund's directors, officers, or shareholders.

        10.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each Fund has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                       ASA LIMITED

/s/ Paul K. Wustrack, Jr.                     By:    /s/ Robert J.A. Irwin
-------------------------                            ---------------------
Name: Paul K. Wustrack, Jr.                   Name:  Robert J.A. Irwin
Title: Assistant Secretary                    Title: Chairman and Treasurer

ATTEST:                                       ASA (BERMUDA) LIMITED

/s/ Paul K. Wustrack, Jr.                     By:    /s/ Robert J.A. Irwin
-------------------------                            ---------------------
Name: Paul K. Wustrack, Jr.                   Name:  Robert J.A. Irwin
Title: Secretary                              Title: Chairman, President
                                                     and Treasurer

                                   APPENDIX B

                              PROPOSED RESOLUTIONS

        (1) Special Resolution number 1, which resolution is required by law to be stated in full, is as follows:

        Resolved, as a Special Resolution, that a plan of reorganization be approved under which ASA (Bermuda) Limited ("ASAB") will acquire all of the assets of ASA Limited ("ASA") in exchange solely for 9,600,000 shares of ASAB ("ASAB shares") and the assumption by ASAB of all of ASA's liabilities, followed by a distribution of the ASAB shares to the shareholders of ASA, all on the terms and conditions of the Agreement and Plan of Reorganization, dated October 4, 2004, between ASA and ASAB and more fully described in the attached proxy materials, a copy of which Agreement and Plan has been tabled at this meeting and initialed for identification purposes.

        The reasons for, and the effect of, Special Resolution number 1 are set out in the attached proxy materials.

        (2) Special Resolution number 2, which resolution is required by law to be stated in full, is as follows:

        Resolved, as a Special Resolution, that, subject to the passing and registration of Special Resolution number 1:

                1. ASA be wound-up by means of a members' voluntary winding-up in terms of section 349 as read with section 350 of the South African Companies Act No 61 of 1973, as amended ("Companies Act");

                2. Mrs. A.F. Venter of KPMG or failing her for any reason, any other director of KPMG Administrators (Proprietary) Limited be nominated as liquidator of ASA and shall not be required to furnish security for the proper performance of their duties as liquidator;

                3. The liquidator shall be paid R20,000, exclusive of South African value-added tax, as her professional fee in respect of the dissolution plus disbursements;

                4. Pursuant to Section 353(2)(b) of the Companies Act, the directors of ASA be and are hereby authorized to exercise all the powers of ASA until the liquidator informs ASA that a certificate of appointment has been duly issued by the Master of the High Court of South Africa; and

                5. The liquidator be authorised to destroy all books and records of the liquidator and ASA after the expiry of six months from the date of completion of the voluntary winding-up of ASA.

        The reason for Special Resolution number 2 is to wind-up ASA, as it is no longer required by its shareholders following the reorganization contemplated in Special Resolution number 1. The effect of the passing of Special Resolution number 2 will be to obtain the required shareholder approval to wind-up ASA as a members' voluntary winding-up and matters ancillary thereto.

        (3) Special Resolution number 3, which resolution is required by law to be stated in full, is as follows:

        Resolved, as a Special Resolution, that ASA's Articles of Association be and are hereby amended by the insertion of a new article 73A as follows:

                               PAYMENTS TO MEMBERS

                                      73A.

                The Company shall, for the purpose of facilitating its winding up or deregistration, or the reduction of its capital, any share premium account or capital redemption reserve fund, be entitled by special resolution to delegate to any person identified in such special resolution, the liability to pay any dividend, or make any payment in reduction of capital, or any other distribution in respect of a share

                ("distribution"). Such delegation shall be on such terms and conditions as may be determined by the Directors, provided that unclaimed distributions which are the subject of the delegation and which remain unclaimed for a period of three years from the date of delegation shall be forfeited for the benefit of any person/persons or entity/entities nominated by the Directors.

The effect of Special Resolution number 3 is to amend the Articles of Association of ASA to include a provision permitting ASA to delegate its obligations in respect of dividends and/or distributions to a third party. The reason for Special Resolution number 3 is to facilitate the winding-up of ASA.

        (4) Special Resolution number 4, which resolution is required by law to be stated in full, is as follows:

        Resolved, as a Special Resolution that, subject to the passing and registration of Special Resolutions numbered 1, 2 and 3, the liability of ASA for payment of any unclaimed dividends and other distributions to shareholders ("distributions") be and is hereby delegated to LGN Associates or its nominee, on such terms and conditions as may be determined by the directors of ASA, provided that unclaimed distributions which are the subject of the delegation and which remained unclaimed for a period of three years from the date of delegation shall be forfeited for the benefit of any person/persons or entity/entities nominated by the directors of ASA.

The effect of Special Resolution number 4 is to delegate the liability of ASA for payment of unclaimed dividends and other distributions to shareholders of ASA to LGN Associates or its nominee. The reason therefor is to facilitate the winding-up of ASA.

        (5) Ordinary resolution number 1, which resolution is required by law to be stated in full, is as follows:

        Resolved that the directors of ASA be and are hereby authorized to do all such things and sign all such documents as may be necessary for or incidental to give effect to these resolutions.

                              ASA (BERMUDA) LIMITED

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 7, 2004

        This statement of additional information (SAI) is not a prospectus. This SAI should be read in conjunction with the Prospectus/Proxy Statement, dated October 7, 2004.

        To obtain a copy of the Prospectus/Proxy Statement, please write to LGN Associates at P.O. Box 269, Florham Park, New Jersey 07932, or call 1-800-432-3378 or 973-377-3535

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...............................................2
INVESTMENT OBJECTIVES AND POLICIES............................................2
MANAGEMENT....................................................................2
PROXY VOTING POLICIES AND PROCEDURES..........................................7
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS..............................7
INVESTMENT ADVISORY AND OTHER SERVICES........................................7
BROKERAGE ALLOCATION AND OTHER SERVICES.......................................7
FINANCIAL STATEMENTS..........................................................8
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES............................A-1

                              ASA (BERMUDA) LIMITED

                         GENERAL INFORMATION AND HISTORY

        ASA (Bermuda) Limited ("ASAB") was organized in Bermuda as a limited liability company on April 29, 2003. It was formed to permit ASA Limited ("ASA") to move its place of incorporation from South Africa to Bermuda.

                       INVESTMENT OBJECTIVES AND POLICIES

        ASAB primarily invests in equity securities of companies conducting, as the major portion of their business, gold mining and related activities in South Africa. It is expected that most of such companies will have reached the production stage. The balance of ASAB's total assets (other than minor amounts held in cash) may be invested in other companies engaged in other businesses of varied types in South Africa, in companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate, or in gold bullion or certificates of deposit therefor and other instruments. Please refer to the section in the Prospectus/Proxy Statement entitled "Investment Objectives and Policies" for a full discussion of the investment objectives and fundamental investment policies of ASAB.

        In addition to the policies described in the Prospectus/Proxy Statement, ASAB has adopted the following additional investment policies, which may be changed by its board of directors ("Board") without shareholder approval in compliance with applicable law, regulation or regulatory policy.

        (1) Investing for Control of Management. ASAB will not invest in companies for the purpose of exercising control of management.

        (2) Portfolio Turnover Policy. ASAB will purchase and sell securities from time to time as considered advisable by ASAB to be in the best interest of its shareholders and not for trading purposes.

                                   MANAGEMENT

        The name, address, positions held with ASAB and principal occupations during the past five years of each of ASAB's officers and directors are set forth below. ASAB consists of a single portfolio, which is overseen by the Board.

                             POSITION HELD, TERM OF OFFICE/(2)/    PRINCIPAL OCCUPATION
NAME, ADDRESS/(1)/ AND AGE     AND LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS       OTHER DIRECTORSHIPS
---------------------------  ----------------------------------  --------------------------    ----------------------------
INTERESTED DIRECTORS*:
Robert J.A. Irwin, 77        Chairman of the Board,              Chairman of the Board of      Director of ASA Limited;
                             Treasurer and Director               ASA Limited since 1993,          Former director,
                             since 2003; President                Treasurer since 1999;          President and Chief
                              and Chief Executive                  Director since 1987           Executive Officer of
                               Officer since 2004                                              Niagara Share Corporation

Chester A. Crocker, 62       Director since 2004;                   James R. Schlesinger         Director of: ASA Limited;
                             Assistant Secretary                   Professor of Strategic      Universal Corporation, First
                                 since 2004                      Studies, School of Foreign        Africa Holdings Ltd.
                                                                    Service, Georgetown             and Modern Africa
                                                                   University, President          Growth & Income Fund
                                                                     of Crocker Group            (private equity fund);
                                                                       (consultants)                Good Governance
                                                                                                Group, Ltd., Chairman and
                                                                                                Director of United States
                                                                                                  Institute of Peace

                             POSITION HELD, TERM OF OFFICE/(2)/    PRINCIPAL OCCUPATION
NAME, ADDRESS/(1)/ AND AGE     AND LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS       OTHER DIRECTORSHIPS
---------------------------  ----------------------------------  --------------------------    ----------------------------
INTERESTED DIRECTORS*:
Ronald L. McCarthy, 71       Director since 2004;                   Director and Managing      Director of ASA Limited
                             Assistant Treasurer                       Director of ASA
                                 since 2004                          Limited since 1988;
                                                                   South African Secretary
                                                                  of ASA Limited since 2001

INDEPENDENT DIRECTORS**:
Henry R. Breck, 67           Director since 2004                  Chairman and director of      Director of ASA Limited
                                                                  Ark Asset Management Co.,    and Butler Capital Corp.
                                                                      Inc. (registered
                                                                     investment adviser)

Harry M. Conger, 73          Director since 2004                      Chairman and CEO          Director of ASA Limited
                                                                    Emeritus of Homestake        and Apex Silver Mines
                                                                       Mining Company           (silver mining company)

Joseph C. Farrell, 68        Director since 2004                      Former Chairman,          Director of ASA Limited,
                                                                  President and CEO of The       Universal Corporation
                                                                      Pittston Company         and Skyline Airways, Inc.

James G. Inglis, 59          Director since 2004                    Chairman of Melville        Director of ASA Limited
                                                                     Douglas Investment               and Harding
                                                                    Management (pty) Ltd       International Investments

Malcolm W. MacNaught, 67     Director since 2004                    Former Vice President       Director of ASA Limited
                                                                  and Portfolio Manager at      and Meridian Gold, Inc.
                                                                    Fidelity Investments

Robert A. Pilkington, 59     Director since 2004                    Investment banker and      Director of ASA Limited
                                                                  Managing Director of UBS      and Avacet Mining PLC
                                                                     Securities, LLC or
                                                                    predecessor companies
                                                                         since 1985

A. Michael Rosholt, 83       Director since 2004                  Chairman of the National     Director of ASA Limited;
                                                                     Business Initiative          Former Chairman of
                                                                      (South Africa), a          Barlow Rand Limited
                                                                   non-profit organization       (financial industrial
                                                                                                and mining corporation)

                             POSITION HELD, TERM OF OFFICE/(2)/    PRINCIPAL OCCUPATION
NAME, ADDRESS/(1)/ AND AGE     AND LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS       OTHER DIRECTORSHIPS
---------------------------  ----------------------------------  --------------------------    ----------------------------
Other Officers
Paul K. Wastrack, Jr., 61     Secretary and Chief                Assistant U.S. Secretary
                              Compliance Officer since              of ASA Limited since
                              2004                                  2002,Chief Compliance
                                                                     Officer since 2004;
                                                                    prior thereto Special
                                                                     Counsel, Phillips,
                                                                  Lytle, Hitchcock, Blaine
                                                                         & Huber LLP

----------
(1) The address for each director is c/o LGN Associates, PO Box 269, Florham Park, NJ 07932.

(2) Each director serves as a director of ASAB until the next annual meeting of shareholders.

* An "interested person" of ASAB, as such term is defined in the Investment Company Act of 1940, by reason of being an officer of ASAB.

**      A director that is not an "interested person" of ASAB.

        Messers. McCarthy, Inglis and Rosholt are residents of South Africa. As required by the SEC, each of these non-U.S. resident directors has appointed JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245 to accept service of process.

                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information as of November 30, 2003 regarding the beneficial ownership of ASA's shares by each director, each executive officer and all directors and all executive officers as a group, including the dollar range of the value of equity securities of ASA beneficially owned by each director. The executive officers of ASA are also directors of ASA.

                                   AMOUNT AND NATURE OF        DOLLAR RANGE OF
 NAME OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP (1)(2)    SHARE OWNERSHIP
 ------------------------       ---------------------------    ---------------
 INTERESTED DIRECTORS:
 Robert J.A. Irwin                         3,000               Over $100,000
 Ronald L. McCarthy*                       None                None
 Chester A. Crocker                         400                $10,001-$50,000

 INDEPENDENT DIRECTORS:
 Henry R. Breck                            1,000               $10,001-$50,000
 Harry M. Conger                           1,100               $50,001-$100,000
 Joseph G. Farrell                         1,000               $10,001-$50,000
 James G. Inglis*                          None                None
 Malcolm W. MacNaught                      1,000               $10,001-$50,000
 Robert A. Pilkington                      3,000               Over $100,000
 A. Michael Rosholt*                       None                None
 All Directors and Executive
 Officers as a group                      10,500

----------
* As residents of South Africa, Messrs. McCarthy, Inglis and Rosholt are prohibited by ASA organizational documents from owning any shares of ASA.
(1) Each individual has sole voting and investment power over the shares shown opposite his name, except that Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.
(2) The shares shown for each individual and for all directors and executive officers as a group constituted less than 1% of ASA outstanding shares.

        The Board has an Audit Committee, a Compensation Committee, an Ethics Committee, and a Nominating Committee. The Audit Committee acts pursuant to a written charter and is responsible for overseeing ASAB's accounting and financial reporting policies, practices and internal controls. The Audit Committee currently consists of Messrs. MacNaught (Chairman), Pilkington and Rosholt. The responsibilities of the Audit Committee include overseeing (a) ASAB's accounting and financial reporting policies and practices, (b) ASAB's internal controls and procedures, and (c) the integrity, quality and objectivity of ASAB's financial statements and the audit thereof. The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the independent directors and by the shareholders), compensation, oversight and, when appropriate, termination of ASAB's independent auditors.

        The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis and Pilkington. The function of the Compensation Committee is to make recommendations regarding the compensation of officers and the fees of directors of ASAB. The current members of the Ethics Committee are Messrs. Farrell (Chairman), Breck and Crocker. The function of the Ethics Committee is to ensure compliance by the directors, officers and other access persons with ASAB's Code of Ethics and Rule 17j-l under the Investment Company Act of 1940 ("1940 Act"). The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Conger and Rosholt. The Nominating Committee is responsible for identifying qualified candidates for the Board.

                                  COMPENSATION

        Each non-South African director receives an annual fee of $20,000 for his services as a director and a fee of $1,500 for each Board meeting that he attends in person and $1,000 for each Board meeting he attends by telephone. Each South African director receives the rand equivalent of $20,000 as an annual fee for his services as a director and the rand equivalent of $2,000 for each Board meeting that he attends. In addition, directors receive a fee of $1,000 for each committee meeting that they attend (whether in person or by telephone). The Chairman of the Audit Committee receives $3,000 for each Audit Committee meeting that he attends. ASAB pays to any retired director who served as a director of ASAB or its predecessor, ASA, for at least twelve years a retirement benefit equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retirement benefit for life; directors retiring prior to attaining such age are entitled to such retainer for the lesser of life or the number of years they served as a director.

        Because ASAB has not completed its initial fiscal year, all amounts shown in the table below are estimated.

                                                      PENSION OR
                                                      RETIREMENT
                                                       BENEFITS        ESTIMATED         TOTAL
                                       AGGREGATE      ACCRUED AS        ANNUAL       COMPENSATION
                                     COMPENSATION      PART OF          BENEFIT        FROM ASAB
NAME OF PERSON                           FROM           ASAB'S           UPON          PAID TO
& POSITION                               ASAB          EXPENSES      RETIREMENT(3)     DIRECTORS
--------------------------------    -------------     -----------    -------------   -------------
INTERESTED DIRECTORS:
Robert J.A. Irwin,                   $    325,000     $   55,000(1)  $    15,000(2)  $     25,000
   Chairman, Chief Executive
   Officer, President, Treasurer
   and Director
Chester A. Crocker,                  $     28,000             --     $     15,000    $     28,000
   Assistant Secretary and
   Director
Ronald L. McCarthy,                  $    100,000             --     $     15,000    $     28,000
   Assistant Treasurer and
   Director
Independent Directors:
Henry R. Breck,                      $     29,000             --     $     15,000    $     29,000
   Director
Harry M. Conger,                     $     25,000             --     $     15,000    $     25,000
   Director
Joseph C. Farrell,                   $     29,000             --     $     15,000    $     29,000
   Director
James G. Inglis,                     $     29,000             --     $     15,000    $     29,000
   Director
Malcolm W. MacNaught                 $     35,000             --     $     15,000    $     35,000
   Director
Robert A. Pilkington                 $     30,000             --     $     15,000    $     30,000
   Director
A. Michael Rosholt                   $     32,000             --     $     15,000    $     32,000
   Director
OTHER OFFICER
Paul K. Wustrack, Jr.                $     80,000(4)          --               --
   Chief Compliance Officer
   and Secretary

----------
(1) In 1994, ASA entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, ASA agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%. The Board of ASA approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002; $45,000 in March 2003 and $55,000 in February 2004. As a result, ASA recorded an expense amount of $41,562 for the year ended November 30, 2003. ASA has also recorded an asset in the amount of $145,000 related to the retirement obligation liability of $315,900 at November 30, 2003.
(2) The amount shown for Mr. Irwin includes only the retirement benefits payable to him as a director and not the amounts payable to him under the supplemental pension agreement for his benefit by ASAB.
(3) All directors qualify to receive retirement benefits if they have served ASAB or its predecessor, ASA, for at least twelve years prior to retirement. The amount shown for each director is the total benefits, which are, or would be payable to such person assuming such director had served twelve years as of November 30, 2003.
(4) The amount shown for Mr. Wustrack's compensation does not include any bonus compensation.

                      PROXY VOTING POLICIES AND PROCEDURES

        The proxy voting policies and procedures for ASA are attached as Appendix A. ASAB will be subject to identical proxy voting policies and procedures.

                CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

        Until such time as ASAB issues shares of stock in connection with the transfer of assets of ASA to ASAB, Robert J.A. Irwin, as the sole shareholder of ASAB will be a control person of ASAB.

                     INVESTMENT ADVISORY AND OTHER SERVICES

        Advisory Services. ASAB does not employ an outside investment adviser. Robert J.A. Irwin, Chairman, President, Treasurer and a director of ASAB, will be primarily responsible for the day-to-day management of ASAB's portfolio.

        Custodian and Subcustodian. JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, will serve as ASAB's custodian. The Standard Bank of South Africa Limited, 5 Simmonds Street, Johannesburg, South Africa will serve as ASAB's South African subcustodian. JPMorgan Chase Bank and Standard Bank perform custodial and fund accounting services. ASAB also is authorized to utilize subcustodians in the United Kingdom, Australia, Japan, Switzerland and Canada under certain circumstances. To date, ASAB has not approved subcustodians in these countries.

        Transfer Agent. EquiServe Trust Company, N.A., 525 Washington Boulevard, Jersey City, New Jersey 07310 will serve as ASAB's transfer agent as well as agent for the dividend reinvestment plan relating to its shares.

        Independent Registered Public Accounting Firm. Ernst & Young LLP, New York, New York serves as ASAB's independent registered public accounting firm. Ernst & Young provides audit and tax services, and assistance and consultation in connection with the review of ASAB's filings with the SEC.

                     BROKERAGE ALLOCATION AND OTHER SERVICES

        ASAB has not commenced operations and has not paid any brokerage commissions.

        In effecting securities transactions, ASAB will generally seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. In selecting brokers, ASAB will consider the quality and reliability of brokerage services, including execution capability, performance and financial responsibility, and may consider research and other investment information provided by those brokers.

                              FINANCIAL STATEMENTS

        ASAB has no operating history and only nominal assets. ASAB intends to acquire all of the assets and assume all the liabilities of ASA. The tables below represent the audited financial statements of ASA for its fiscal year ended November 30, 2003 and for the six-month period ended May 31, 2004.

                       FISCAL YEAR ENDED NOVEMBER 30, 2003

SCHEDULE OF INVESTMENTS
(NOTE 1)
November 30, 2003

                                               Number of                      Percent of
 Name of Company                                 Shares       Market Value    Net Assets
--------------------------------------------   ----------    -------------    -----------
ORDINARY SHARES OF GOLD MINING COMPANIES
Australian Gold Mines
Newcrest Mining Limited -ADRs                  3,000,000    $  28,500,000            5.8%
                                              ----------    -------------    -----------
                                                               28,500,000            5.8
                                              ----------    -------------    -----------
United States Gold Mines
Newmont Mining Corporation                       520,368       25,050,516            5.1
                                              ----------    -------------    -----------
                                                               25,050,516            5.1
                                              ----------    -------------    -----------
South African Gold Mines
Anglogold Limited                              2,389,894      114,544,340           23.2
Avgold Limited                                 2,671,230        4,178,605             .8
Gold Fields Limited                           10,344,977      142,407,297           28.8
Harmony Gold Mining Company Limited                1,336           21,150             --
Harmony Gold Mining Company Limited - ADRs     2,166,400       34,294,112            6.8
                                              ==========    =============    ===========
                                                              295,445,504           59.6
                                              ----------    -------------    -----------
Canadian Gold Mines
Barrick Gold Corporation                         730,000       16,308,200            3.3
Placer Dome Incorporated                       1,065,312       19,335,413            3.9
                                              ----------    -------------    -----------
                                                               35,643,613            7.2
                                              ----------    -------------    -----------
South American Gold Mines
Compania de Minas Buenaventura - ADRs            900,000       26,199,000            5.3
                                              ----------    -------------    -----------
                                                              410,838,633           83.0
                                              ----------    -------------    -----------
Ordinary shares of other companies
South African Mining
Anglo American PLC                             1,280,000       27,281,392            5.5
Anglo American Platinum Corporation Limited      820,500       35,168,123            7.1
Impala Platinum Holdings Limited                 262,700       24,656,497            5.0
                                              ----------    -------------    -----------
                                                               87,106,012           17.6
                                              ==========    =============    ===========
Total investments                                             497,944,645          100.6
                                              ----------    -------------    -----------
Cash and other assets less liabilities                         (3,160,556)           (.6)
                                              ----------    -------------    -----------
Net assets                                                  $ 494,784,089          100.0%
                                              ----------    -------------    -----------

There is no assurance that the valuations at which the Company's investments are could be realized upon sale .

The notes to the financial statements form an integral part of these statements.

                       STATEMENTS OF ASSETS AND LIABILITIES

                                                       November 30, 2003    November 30, 2002
                                                       -----------------    -----------------
ASSETS
Investments, at market value (Note I)
  Gold mining companies -
   Cost $125,445,039 in 2003 $120,148,921 in 2002      $     410,838,633    $     253,534,199
  Other companies -
   Cost $26,678,003 in 2003 and 2002                          87,106,012           63,462,990
                                                       -----------------    -----------------
                                                             497,944,645          316,997,189
                                                       -----------------    -----------------
Cash                                                           6,864,615            8,225,357
Dividends and interest receivable                                175,216              138,999
Other assets                                                     177,852               31,885
                                                       -----------------    -----------------
Total assets                                                 505,162,328          325,393,430
                                                       -----------------    -----------------
LIABILITIES
Accounts payable and accrued liabilities                         612,977              289,074
Payable for securities purchased                               1,027,362
Current year South African tax liability                         121,313              219,954
Deferred South African tax liability                           8,616,587            3,461,175
                                                       -----------------    -----------------
Total liabilities                                             10,378,239            3,970,203
                                                       -----------------    -----------------
Net assets (shareholders' investment)                        494,784,089          321,423,227
Ordinary (common) shares R 0.25 nominal (par) value
  Authorized: 24,000,000 shares
  Issued and Outstanding: 9,600,000 shares                     3,360,000            3,360,000
Share premium (capital surplus)                               27,489,156           27,489,156
Undistributed net investment income                           59,083,301           58,663,135
Undistributed net realized (loss) from foreign
 currency transactions                                       (48,181,979)         (51,220,869)
Undistributed net realized gain from investments             115,112,525          115,112,525
Net unrealized appreciation on investments                   337,205,016          166,709,091
Net unrealized appreciation on translation of assets
 and liabilities in foreign currency                             716,070            1,310,189
                                                       -----------------    -----------------
Net assets                                             $     494,784,089    $     321,423,227
                                                       -----------------    -----------------
Net assets per share                                   $           51.54    $           33.48
                                                       -----------------    -----------------

The closing price of the Company's shares on the New York Stock Exchange was $47.16 and $30.06 on November 30, 2003 and 2002, respectively.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS

Years ended November 30, 2003 and 2002

                                                             2003                 2002
                                                       -----------------    -----------------
Investment income
  Dividend income                                      $      10,947,308    $      10,423,088
  Interest income                                                704,772              499,036
                                                       -----------------    -----------------
    Total investment income                                   11,652,080           10,922,124
                                                       -----------------    -----------------
Expenses
  Shareholders' report and proxy expenses                        112,387              103,129
  Directors' fees and expenses                                   462,872              538,420
  Salaries and benefits                                          468,678              297,796
  Other administrative expenses                                  442,500              373,250
  Transfer agent, registrar and custodian                        127,291              107,433
  Professional fees and expenses                               1,023,897              511,274
  Insurance                                                      144,417              104,595
  Contributions                                                  117,619               80,793
  Other                                                          347,267              311,444
                                                       -----------------    -----------------
    Total expenses                                             3,256,928            2,428,134
                                                       -----------------    -----------------
  Net investment income before South African tax               8,395,152            8,493,990
  South African tax                                             (294,986)            (376,213)
                                                       -----------------    -----------------
  Net investment income                                        8,100,166            8,117,777
                                                       -----------------    -----------------
Net realized gain from investments
  Proceeds from sales                                                 --           13,409,630
  Cost of securities sold                                             --           (8,399,743)
  South African tax                                                   --              (71,956)
                                                       -----------------    -----------------
Net realized gain from investments                                    --            4,937,931
                                                       -----------------    -----------------
Net realized gain (loss) from foreign currency
 transactions
  Investments                                                         --           (9,832,299)
  Foreign currency                                             1,399,249              505,300
  South African tax refund (tax)                               1,639,641           (1,515,713)
                                                       -----------------    -----------------
Net realized gain (loss) from foreign currency
 transactions                                                  3,038,890          (10,842,712)
                                                       -----------------    -----------------
Net increase in unrealized appreciation on
 investments
  Balance, beginning of year                                 170,170,266           53,028,160
  Balance, end of year                                       345,821,603          170,170,266
                                                       -----------------    -----------------
Increase                                                     175,651,337          117,142,106
Deferred South African tax                                    (5,155,412)          (3,461,175)
                                                       -----------------    -----------------
Net increase in unrealized appreciation from
 investments                                                 170,495,925          113,680,931
Net increase (decrease) in unrealized appreciation
 on translation of assets and liabilities in
 foreign currency                                               (594,119)             743,200
South African tax benefit                                             --            1,521,577
                                                       -----------------    -----------------
Net increase (decrease) in unrealized appreciation
 on translation of assets and liabilities in
 foreign currency                                               (594,119)           2,264,777
                                                       -----------------    -----------------
Net realized and unrealized gain from investments
 and foreign currency transactions                           172,940,696          110,040,927
                                                       -----------------    -----------------
Net increase in net assets resulting from
 operations                                            $     181,040,862    $     118,158,704
                                                       -----------------    -----------------

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30. 2003 and 2002

STATEMENTS OF SURPLUS                                  November 30, 2003    November 30, 2002
----------------------------------------------------   -----------------    -----------------
Share premium (capital surplus)
  Balance, beginning and end of year                   $      27,489,156    $      27,489,156
                                                       -----------------    -----------------
Undistributed net investment income
  Balance, beginning of year                           $      58,663,135    $      58,225,358
  Net investment income for the year                           8,100,166            8,117,777
  Dividends paid                                              (7,680,000)          (7,680,000)
  Balance, end of year                                 $      59,083,301    $      58,663,135
                                                       -----------------    -----------------
Undistributed net realized (loss) from
 foreign currency transactions
  Balance, beginning of year                           $     (51,220,869)   $     (40,378,157)
  Net realized gain (loss) for the year                        3,038,890          (10,842,712)
                                                       -----------------    -----------------
    Balance, end of year                               $     (48,181,979)   $     (51,220,869)
                                                       -----------------    -----------------
Undistributed net realized gain from investments
  (Computed on identified cost basis)
  Balance, beginning of year                           $     115,112,525    $     110,174,594
  Net realized gain for the year                                      --            4,937,931
                                                       -----------------    -----------------
    Balance, end of year                               $     115,112,525    $     115,112,525
                                                       -----------------    -----------------
Net unrealized appreciation on investments
  Balance, beginning of year                           $     166,709,091    $      53,028,160
  Net increase for the year                                  170,495,925          113,680,931
                                                       -----------------    -----------------
    Balance, end of year                               $     337,205,016    $     166,709,091
                                                       -----------------    -----------------
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in foreign
 currency Balance, beginning of year                   $       1,310,189    $        (954,588)
  Net unrealized appreciation (depreciation) for
   the year                                                     (594,119)           2,264,777
                                                       -----------------    -----------------
    Balance, end of year                               $         716,070    $       1,310,189
                                                       -----------------    -----------------

STATEMENTS OF CHANGES IN NET ASSETS                          2003                  2002
----------------------------------------------------   -----------------    -----------------
Net investment income                                  $       8,100,166    $       8,117,777
Net realized gain from investments                                    --            4,937,931
Net realized gain (loss) from foreign currency
 transactions                                                  3,038,890          (10,842,712)
Net increase in unrealized appreciation on
 investments                                                 170,495,925          113,680,931
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in
 foreign currency                                               (594,119)           2,264,777
                                                       -----------------    -----------------
Net increase in net assets resulting from operations         181,040,862          118,158,704
Dividends paid                                                (7,680,000)          (7,680,000)
                                                       -----------------    -----------------
Net increase in net assets                                   173,360,862          110,478,704
Net assets, beginning of year                                321,423,227          210,944,523
                                                       -----------------    -----------------
Net assets, end of year                                $     494,784,089    $     321,423,227
                                                       -----------------    -----------------

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Years ended November 30, 2003 and 2002

1       Summary of significant accounting policies. The following is a summary of the Company's significant accounting policies:

A.      Investments

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation from investments. The net realized gain or loss from the sale of securities is determined on the identified cost basis.

        Quoted market value of those shares traded represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event than a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

        There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B.      Exchange Gains and Losses

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as pan of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

C.      Security Transactions and Investment Income

During the year ended November 30, 2003 there were no sales of securities and purchases of securities amounted to $5,296,118. During the year ended November 30, 2002 sales of securities amounted to $13,409,639 and purchases of securities amounted to $19,129,051. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D.      Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.

E.      Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

2       Tax status of the Company. Pursuant to the South African Income Tax Act,
as amended, the Company is subject to tax on dividends received from sources other than South Africa. In addition, in terms of the residence based system of taxation, beginning with the fiscal year ended November 30, 2002, the Company is subject to tax on interest earned on cash deposits. A provision for South African taxes of $294,986 and $376,213 for these items has been included in the accompanying financial statements for the fiscal years ended November 30, 2003 and November 30, 2002, respectively.

        In addition, the Company had previously provided for and paid taxes on foreign exchange gains. However, the Company was assessed by the South African Revenue Service ("SARS") on the basis that it is exempt from tax on foreign exchange gains and in November 2003, after the completion of a refund audit performed by SARS, the Company received a refund in respect of the overpayment of tax in the amount of $1,639,641, plus interest.

        A tax provision of -0- and $71,956 has been included in the accompanying financial statements for realized capital gains during the fiscal years ended November 30, 2003 and November 30, 2002, respectively. Also, a deferred tax liability of $8,616,587 and $3,461,175 has been included for the tax on unrealized capital gains on securities for the fiscal years ended November 30, 2003 and November 30, 2002. respectively.

        SARS has held that, effective October 1, 2001, the Company became subject to a tax on capital gains realized since that date on the disposal of South African and foreign securities. However, after numerous representations with SARS as well as the Treasury Department, the Company has been successful in negotiating relief from this tax. On December 17, 2003, the South African Income Tax Act of 1962 was amended by the Revenue Laws Amendment Bill 71 of 2003 and signed into law by the President of South Africa. This amendment provides the Company with an exemption from the Capital Gains Tax until November 30, 2004.

        The Company has commenced actions necessary to relocate its place of business to Bermuda before the expiration of its exemption. (See Note 5.) While it is management's intention to complete this relocation before the November 30, 2004 expiration date, no assurance can be given that all conditions will be satisfied. Therefore, the Company will continue to provide deferred South African tax on unrealized capital gains on securities subsequent to November 30, 2003.

        The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line items reporting for financial statement purposes of foreign exchange gains or losses. See the annual report additional tax information for United States shareholders.

3       Currency exchange. There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4       Retirement plans. Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the years ended November 30, 2003 and 2002 there were no covered employees under the plan and, consequently, no retirement expense was incurred.

        In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman, Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

        The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002 and $45,000 in March 2003. As a result, the Company has recorded expense amounts of $41,562 and $29,688 for the years ended November 30, 2003 and November 30, 2002, respectively.

        The Company has an asset in the amount of $145,000 related to the retirement obligation liability of $315,900 as of November 30, 2003.

5       Company Reorganization. The Company announced earlier this year that, in view of its tax situation, it had filed an application for an exemptive order with the Securities and Exchange Commission to permit the Company to move from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda. The move would not involve any material change in the Company's investment policies. The relocation to Bermuda is subject to a number of conditions, including (1) receiving the requested relief from the Securities and Exchange Commission; (2) receiving approval to list the shares of the new Bermuda company on the New York Stock Exchange and (3) satisfying shareholder approval requirements. No assurance can be given that these conditions will be satisfied.

        In connection with the reorganization, the Company has incurred approximately $575,000 in legal and other professional fees as of November 30, 2003.

6       Commitments. The Company's lease for office space in Johannesburg expired in February 2003. The Company has renewed the lease for a two year period at an annual cost of approximately $55,000.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of
Directors of ASA Limited:

        We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of November 30, 2003 and 2002, including the schedule of investments as of November 30, 2003, and the related statements of operations, surplus and changes in net assets, financial highlights and supplementary information for each of the two years in the period ended November 30, 2003. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits. The financial highlights for years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those financial highlights.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the confirmation of securities owned as of November 30, 2003 and 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of November 30, 2003 and 2002, the results of its operations, the surplus and changes in its net assets, financial highlights and supplementary information for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
New York, N.Y., U.S.A.

Ernst & Young
Johannesburg, SA

December 23, 2003

                      SEMI-ANNUAL PERIOD ENDED MAY 31, 2004

SCHEDULE OF INVESTMENTS
(NOTE 1)

May 31, 2004

                                                  Number of                   Percent of
Name of Company                                    Shares      Market Value   Net Assets
-------------------------------------------     ------------   ------------   -----------
ORDINARY SHARES OF GOLD MINING COMPANIES

Australian Gold Mines
Newcrest Mining Limited -ADRs                      3,000,000   $ 27,630,000           6.7%
                                                ------------   ------------   -----------
United States Gold Mines
Newmont Mining Corporation                           520,368     20,663,813           5.0
                                                ------------   ------------   -----------
South African Gold Mines
Anglogold Limited                                  2,389,894     83,636,131          20.3
Gold Fields Limited                                9,704,977    114,834,568          27.7
Harmony Gold Mining Company Limited                  292,459      3,523,828            .9
Harmony Gold Mining Company Limited - ADRs         2,166,400     25,953,472           6.3
                                                ------------   ------------   -----------
                                                                227,947,999          55.2
                                                ------------   ------------   -----------
Canadian Cold Mines
Barrick Gold Corporation                             730,000     15,089,100           3.7
Placer Dome Incorporated                           1,065,312     16,608,214           4.0
                                                ------------   ------------   -----------
                                                                 31,697,314           7.7
                                                ------------   ------------   -----------
South American Gold Mines
Compania de Minas Buenaventura - ADRs                900,000     21,087,000           5.1
                                                ------------   ------------   -----------
                                                                329,026,126          79.7
                                                ------------   ------------   -----------
ORDINARY SHARES OF OTHER COMPANIES
South African Mining
Anglo American PLC                                 1,280,000     27,110,509           6.6
Anglo American Platinum Corporation Limited          820,500     30,552,691           7.4
Impala Platinum Holdings Limited                     262,700     19,354,072           4.7
Mvelaphanda Resources Limited                      1,950,000      6,285,416           1.5
                                                ------------   ------------   -----------
                                                                 83,302,688          20.2
                                                ------------   ------------   -----------
Total investments (Cost - $151,159,299)                         412,328,814          99.9
                                                ------------   ------------   -----------
Cash and other assets less liabilities                               46,838            .1
                                                ------------   ------------   -----------
Net assets                                                     $412,375,652         100.0%

There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  May 31, 2004     May 31, 2003
                                                                                 --------------    --------------
ASSETS

Investments, at market value (Note I)
      Gold mining companies -
   Cost $117,577,016 in 2004
         $121,354,720 in 2003                                                    $  329,026,126    $  278,511,105
      Other companies -
   Cost $33,582,283 in 2004
         $26,678,003 in 2003                                                         83,302,688        63,406,199
                                                                                 --------------    --------------
                                                                                    412,328,814       341,917,304
                                                                                 --------------    --------------
Cash (Includes foreign cash of $4,633,317 and $497,790)                                5653,497         9,537,910
Dividends and interest receivable                                                       139,910           146,103
Other assets                                                                            260,760            86,588
                                                                                 --------------    --------------
Total assets                                                                        418,382,981       351,687,905
                                                                                 --------------    --------------
LIABILITIES
Accounts payable and accrued liabilities                                                493,205           403,136
Current South African tax liability (benefit)                                           (16,817)           76,576
Deferred South African tax liability                                                  5,530,941         3,453,238
                                                                                 --------------    --------------
Total liabilities                                                                     6,007,329         3,932,950
                                                                                 --------------    --------------
Net assets (shareholders' investment)                                            $  412,375,652    $  347,754,955
Ordinary (common) shares R0.25 nominal (par) value
   Authorized: 24,000,000 shares
   Issued and Outstanding: 9 600 000 shares                                      $    3,360,000    $    3,360,000
Shore premium 1 (capital surplus)                                                    27,489,156        27,489,156
Undistributed net investment income                                                  58,153,100        60,737,729
Undistributed net realized (loss) from foreign currency transactions                (55,009,385)      (49,874,418)
Undistributed net realized gains from investments                                   122,131,967       115,112,525
Net unrealized appreciation on investments                                          255,638,574       190,431,343
Net unrealized appreciation on translation of assets
 and liabilities in foreign currency                                                    612,240           498,620
                                                                                 --------------    --------------
Net assets                                                                       $  412,375,652    $  347,754,955
                                                                                 --------------    --------------
Net assets per share                                                             $        42.96    $        36.22
                                                                                 --------------    --------------

The closing price of the Company's shares on the New York Stock Exchange was $37.64 and $35.90 on May 31, 2004 and 2003, respectively.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS

                                                                               Six months ended
                                                                       --------------------------------
                                                                        May 31, 2004      May 31, 2003
                                                                       --------------    --------------
Investment income
  Dividend income                                                      $    3,369,822    $    6,133,508
  Interest income                                                              97,578           337,327
                                                                       --------------    --------------
         Total investment income                                            3,467,400         6,470,835
                                                                       --------------    --------------
Expenses
  Shareholders' report and proxy expenses                                      87,540           111,199
  Directors' fees and expenses                                                317,613           281,447
  Salaries and benefits                                                       300,850           246,871
  Other administrative expenses                                               373,454           331,500
  Transfer agent, registrar and custodian                                      58,335            75,118
  Professional fees and expenses                                              216,796           205,679
  Insurance                                                                    72,081            76,127
  Other                                                                       171,564           188,300
                                                                       --------------    --------------
  Total expenses                                                            1,598,233         1,516,241
                                                                       --------------    --------------
  Net investment income before South African tax benefit                    1,869,167         4,954,594
  South African tax benefit                                                    80,632                --
                                                                       --------------    --------------
 Net investment income                                                      1,949,799         4,954,594
                                                                       --------------    --------------
Net realized and unrealized gain (loss) from investments
 and foreign currency transactions
Net realized gain from investments
  Proceeds from sales                                                       8,403,634                --
  Cost of securities sold                                                   1,384,192                --
                                                                       --------------    --------------
Net realized gain from investments                                         7,019,442                 --
                                                                       --------------    --------------
Net realized gain (loss) from foreign currency transactions
  Investments                                                              (6,872,264)               --
  Foreign currency transactions                                                44,858         1,346,451
                                                                       --------------    --------------
Net realized gain (loss) from foreign currency transactions                (6,827,406)        1,346,451
                                                                       --------------    --------------
Net increase (decrease) in unrealized appreciation on
 investments                                                              345,821,603       170,170,266
  Balance, beginning of year                                              261,169,515       193,884,581
  Balance, end of year
                                                                       --------------    --------------
Increase (Decrease)                                                       (84,652,088)       23,714,315
Change in Deferred South African tax liability                              3,085,646             7,937
                                                                       --------------    --------------
Net increase (decrease) in unrealized appreciation from
 investments                                                              (81,566,442)       23,722,252
                                                                       --------------    --------------
Net (decrease) in unrealized appreciation
 on translation of assets and liabilities in foreign currency                (103,830)         (811,569)
Net realized and unrealized gain (loss) from investments and
 foreign and foreign currency transactions                                (81,478,236)       24,257,134
Net increase (decrease) in net assets resulting from operations        $  (79,528,437)   $   29,211,728
                                                                       --------------    --------------

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six months ended
                                                                         --------------------------------
                                                                          May 31, 2004      May 31, 2003
                                                                         --------------    --------------
STATEMENTS OF SURPLUS

Share premium (capital surplus)
  Balance, beginning and end of year                                     $   27,489,156    $   27,489,156
                                                                         --------------    --------------
Undistributed net investment income
  Balance, beginning of year                                             $   59,083,301    $   58,663,135
  Net investment income for the year                                          1,949,799         4,954,594
  Dividends paid                                                             (2,880,000)       (2,880,000)
                                                                         --------------    --------------
  Balance, end of year                                                   $   55,153,100    $   60,737,729
                                                                         --------------    --------------
Undistributed net realized (loss) from foreign currency transactions
  Balance, beginning of year                                             $  (48,181,979)   $  (51,220,869)
  Net realized gain (loss) for the year                                      (6,827,406)        1,346,451
                                                                         --------------    --------------
  Balance, end of year                                                   $  (58,009,385)   $  (49,874,418)
                                                                         --------------    --------------
Undistributed net realized gain from investments
 (Computed on identified cost basis)
  Balance, beginning of year                                             $  115,112,525    $  115,112,525
  Net realized gain for the year                                              7,019,442
                                                                         --------------    --------------
  Balance, end of year                                                   $  122,131,967    $  115,112,525
                                                                         --------------    --------------
Net unrealized appreciation (depreciation) on investments
  Balance, beginning of year                                             $  337,205,016    $  166,709,091
  Net increase (decrease) for the year                                      (81,566,442)       23,722,252
                                                                         --------------    --------------
  Balance, end of year                                                   $  255,638,574    $  190,431,343
                                                                         --------------    --------------
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in foreign currency
  Balance, beginning of year                                             $      716,070    $    1,310,189
  Net unrealized (depreciation) for the period                                 (103,830)         (811,569)
                                                                         --------------    --------------
  Balance, end of year                                                   $      612,240    $      498,620
                                                                         --------------    --------------

                                                                                 Six months ended
                                                                         --------------------------------
                                                                          May 31, 2004      May 31, 2003
                                                                         --------------    --------------
STATEMENTS OF CHANGES IN NET ASSETS
Net investment income                                                    $    1,949,799    $    4,954,594
Net realized gain from investments                                            7,019,442
Net realized gain (loss) from foreign currency transactions                  (6,827,406)        1,346,451
Net increase (decrease) in unrealized appreciation on investments           (81,566,442)       23,722,252
Net (decrease) in unrealized appreciation (depreciation) on
 translation of assets and liabilities in foreign currency                     (103,830)         (811,569)
                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations             (79,528,437)       29,211,728
Dividends paid                                                               (2,880,000)       (2,880,000)
                                                                         --------------    --------------
Net increase (decrease) in net assets                                       (82,408,437)       26,331,728
Net assets, beginning of year                                               494,784,089       321,423,227
                                                                         --------------    --------------
Net assets, end of year                                                  $  412,375,652    $  347,754,955
                                                                         ==============    ==============

The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                     SIX MONTHS ENDED MAY 31, 2004 AND 2003

1       Summary of significant accounting policies. The following is a summary of the Company's significant accounting policies:

A.      Investments

Portfolio securities are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company's Board of Directors.

        The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for account purposes on the identified cost basis.

        There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B.      Exchange Gains and Losses

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

C.      Security Transactions and Investment Income

During the six months ended May 31, 2004 sales of securities amounted to $8,403,634 and purchases of securities amounted to $7,292,714. During the six months ended May 31, 2003 there were no sales of securities and purchases of securities amounted to $1,205,799.

Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D.      Distributions to Shareholders

Dividends to shareholders arc recorded on the ex-dividend date.

E.      Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

F.      Basis of Presentation

The financial statements are presented in United States dollars.

Certain prior year amounts in the accompanying financial statements have been reclassified to conform with current year presentation.

2       Tax status of the Company. Pursuant to the South African Income Tax Act,
as amended, the Company is subject to tax on dividends received from sources other than South Africa. In addition, beginning with the fiscal year ended November 30, 2002, the Company is subject to tax on interest earned on cash deposits. A tax benefit for South African taxes of $80,632 and a tax provision of $-0- for these items have been included in the accompanying financial statements for the six months ended May 31, 2004 and May 31, 2003, respectively.

        The Company had previously provided for and paid taxes on foreign exchange gains. However, the Company was assessed by the South African Revenue Service ("SARS") on the basis that it is exempt from tax on foreign exchange gains and in November 2003, after the completion of a refund audit performed by SARS, the Company received a refund in respect of the overpayment of tax in the amount of $1,639,641, plus interest.

        In addition to the foregoing taxes, ASA currently is exempt from certain other taxes in South Africa. Such exemption, however, expires on November 30, 2004. Following that date ASA will become subject to the Capital Gains Tax "CGT") and the Secondary Tax on Companies ("STC") in South Africa.

        The CGT is assessed at an effective rate of 15% on most gains realized by a corporation on the sale of an investment. No provision for the CGT has been included in the accompanying financial statements for realized capital gains during the six months ended May 31, 2004 as a result of the Company's current exemption. A deferred tax liability of $5,530,941 and $3,453,238 has been included for the CGT on unrealized capital gains on securities for the six months ended May 31, 2004 and May 31, 2003, respectively.

        The STC is assessed at the rate of 12.5% on the amount of dividends distributed to shareholders, after a deduction for dividends received or accrued by a corporation from South African companies during the relevant dividend period or cycle. Effective January 1, 2003, the STC applies to liquidation distributions to shareholders of capital gains attributable to the period after October 1, 2001, with an offset for the capital gains tax paid on these gains. The Company currently is exempt from the STC on the types of dividends discussed above.

        The Company has commenced actions necessary to relocate to Bermuda before the expiration of its exemption. See Note 5. While it is management's intention to complete this relocation before the November 30, 2004 expiration date, no assurance can be given that all conditions will be satisfied by November 30, 2004. If the Company is unable to relocate to Bermuda prior to November 30, 2004, the Company's Board of Directors will decide what action, if any, the Company should take. The Company could decide to remain in South Africa after November 30, 2004, in which case the above-described taxes would apply to the Company in the normal course of conducting its business. Alternatively, the Company could decide to relocate to Bermuda after November 30, 2004, in which case the Company would incur a tax liability at the time of the relocation estimated at approximately $25 million, based on the Company's financial statements as of May 31, 2004.

        The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line items reporting for financial statement purposes of foreign exchange gains or losses. See the semi-annual report for additional tax information for United States shareholders.

3       Currency exchange. There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4       Retirement plans. Effective April 1, 1989, the Company established a defined contribution plan (the "Retirement Plan") to replace its previous pension plan. The Retirement Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Retirement Plan. The Retirement Plan provides for immediate vesting by the employee without regard to length of service. During the six months ended May 31, 2004 and 2003, there were no covered employees under the Retirement Plan and consequently, no retirement expense was incurred.

        In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

        The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002 and $45,000 in March 2003 and $55,000 in February 2004. As a result, the Company has recorded expense amounts of $25,833 and $19,051 for the six months ended May 31, 2004 and May 31, 2003, respectively.

        The Company has an asset in the amount of $150,750 related to the retirement obligation liability including interest of $349,635 as of May 31, 2004.

5       Company Reorganization. The Company announced in early 2003 that, in view of its tax situation, it had filed an application for an exemptive order with the U.S. Securities and Exchange Commission to permit the Company to move from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda. The move would not involve any material change in the Company's investment policies. The relocation to Bermuda is subject to a number of conditions, including (1) receiving the requested relief from the Securities and Exchange Commission; (2) receiving approval to list the shares of the new Bermuda company on the New York Stock Exchange and (3) satisfying shareholder approval requirements. No assurance can be given that these conditions will be satisfied.

        In connection with the reorganization, the Company has incurred approximately $750,000 in legal and other professional fees as of May 31, 2004.

6       Concentration risk. Under normal circumstances, over 50% of the
Company's assets will be invested in equity securities of companies conducting, as a major portion of their business, gold mining and related activities in South Africa. The Company also invests in securities of companies engaged in other businesses in South Africa, including the mining of other precious metals. In addition, the Company invests a portion of its assets in securities of companies operating outside of South Africa in extractive and related activities, including gold mining. The Company is, therefore, subject to gold and precious metal related risks as well as risks related to investing in South Africa including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company current is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company's investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious metals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7       Commitments. The Company's lease for office space in Johannesburg expired in February 2003. The Company has renewed the lease for a two-year period at an annual cost of approximately $55,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of ASA Limited:

        We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of May 31, 2004 and 2003, including the schedule of investments as of May 31, 2004, and the related statements of operations, surplus and changes in net assets and supplementary information for the six months ended May 31, 2004 and 2003 and the financial highlights for the six months ended may 31, 2004 and May 31, 2003 and the years ended November 30, 2003 and 2002. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits. The financial highlights for years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those financial highlights.

        We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the confirmation of securities owned as of May 31, 2004 and 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of May 31, 2004 and 2003, the results of its operations, its surplus, the changes in its net assets, and supplementary information for each of the six month periods then ended and the financial highlights for the six months ended May 31, 2004 and 2003 and the years ended November 30, 2003 and 2002 in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP
New York, N.Y., U.S.A.

Ernst & Young
Johannesburg, SA

July 16, 2004

                       STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX A

                                   ASA LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES

        The following is a statement of the proxy voting policies and procedures of ASA Limited.

        PROXY ADMINISTRATION

        ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

        Authority and responsibility to vote proxies with respect to ASA's portfolio securities has been delegated to the Chairman of the Board and, in the event of his inability to act, to the Managing Director of ASA. In evaluating proxy proposals, the Chairman (or Managing Director) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the Chairman (or Managing Director), who is accountable to the Board of Directors of ASA.

        GENERAL PRINCIPLES

        In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA's portfolio. These policies and procedures are designed to promote accountability of a portfolio company's management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company's managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company's board of directors.

        ASA believes that the quality and depth of a portfolio company's management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company's management will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

        SPECIFIC POLICIES

        A.      ROUTINE MATTERS

                1. Election of Directors. In general, ASA will vote in favor of management's director nominees if they are running unopposed. ASA believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management's nominees are opposed in a proxy contest, ASA will evaluate which nominee's publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

                2. Ratification of Selection of Auditors. In general, ASA will rely on the judgment of management in selecting the independent auditors, Nevertheless, ASA will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

                3. Stock Option and Other Equity Based Compensation Plan Proposals. ASA will generally approve management's recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

        B. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

                Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

        C.      CHANGES IN CAPITAL STRUCTURE

                ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to management's business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and ASA's vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

        D.      ANTI-TAKEOVER PROPOSALS

                In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

                        .       Stagger the board of directors;

                        .       Introduce cumulative voting;

                        .       Introduce unequal voting rights;

                        .       Create supermajority voting;

                        .       Establish preemptive rights.

                In general, ASA will vote in favor of any proposals to reverse the above.

        E.      SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

                In general, ASA will vote in accordance with management's recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

        F.      CONFLICT OF INTEREST

                In view of the fact that ASA is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA's portfolio companies. ASA maintains a record of the affiliated persons of each director and officer of ASA including the Chairman and the Managing Director. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the Chairman (or the Managing Director) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that ASA's vote was made solely in the interests of ASA and without regard to any other consideration.

                Date: November 6, 2003

                                       A-2